Exhibit 10.32

$400,000,000 5 1/4% Senior Notes due 2008
$700,000,000 6 1/2% Senior Notes due 2013

PURCHASE AGREEMENT

October 31, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

BNP Paribas Securities Corp.
The Equitable Tower
787 Seventh Avenue
New York, NY 10019

Dear Ladies and Gentlemen:

     Intelsat, Ltd., a Bermuda company (the “Company”), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the “Initial Purchasers”), $400,000,000 in aggregate principal amount of its 5 1/4% Senior Notes due 2008 (the “2008 Notes”) and $700,000,000 in aggregate principal amount of its 6 1/2% Senior Notes due 2013 (the “2013 Notes”, together with the 2008 Notes, the “Offered Notes”) in the respective amounts set forth on Schedule 1 hereto. The Offered Notes (i) will have terms and provisions which are summarized in the Offering Memorandum referred to below and (ii) are to be issued pursuant to an Indenture (the “Indenture”) dated as of April 1, 2002 between the Company and The Bank of New York, as trustee (the “Trustee”). This is to confirm the agreement concerning the purchase of the Offered Notes from the Company by the Initial Purchasers.

     The Offered Notes are being issued in connection with the contemplated acquisition by the Company and its wholly owned subsidiary Intelsat (Bermuda), Ltd. (“Intelsat Bermuda”) of certain of the assets of Loral Space & Communications Corporation, Loral SpaceCom Corporation and Loral Satellite, Inc. as debtors and debtors-in-possession (collectively, the “Sellers”) pursuant to an Asset Purchase Agreement dated as of July 15, 2003, as amended from time to time (the “Asset Purchase Agreement”), among the Sellers, the Company and Intelsat Bermuda, as described in the Offering Memorandum referred to below.

     1. Preliminary Offering Memorandum and Offering Memorandum. The Offered Notes will be offered and sold to the Initial Purchasers without registration under the United States Securities Act of 1933, as amended (the “Act”), in reliance on an exemption pursuant to Section 4(2) under the Act. In connection with the offering and resale of the Offered Notes by the Initial Purchasers, the Company has prepared a preliminary offering memorandum, dated October 28, 2003 (the “Preliminary Offering Memorandum”), and an offering memorandum, dated October 31, 2003 (the “Offering Memorandum”), setting forth information regarding the Company, the Offered Notes and the Exchange Notes (as defined herein). Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Offered Notes by the Initial Purchasers.

     It is understood and acknowledged that upon original issuance of the Offered Notes, and until such time as the same is no longer required under the applicable requirements of the Act, the Offered Notes (and all securities issued in exchange therefor or in substitution thereof other than the Exchange Notes (as defined below)) shall bear one or more of the legends as set forth in the Offering Memorandum.

     You have advised the Company that you have made, if applicable, and will make offers (the “Exempt Resales”) of the Offered Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”), and (ii) outside the United States, to certain persons who are sophisticated investors who are familiar with dealing in securities and who are able to assess the risks and merits of purchasing the Offered Notes, in offshore transactions in reliance on Regulation S under the Act and (iii), solely with respect to Morgan Stanley & Co. Incorporated, in denominations of $250,000 and in integral multiples of $1,000 in excess thereof, to a limited number of “institutional accredited investors (“IAIs”), as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D under the Act that deliver a letter containing certain representations and agreements in the form annexed to the Offering Memorandum, in a transaction exempt from the registration requirements of the Act (each person specified in clauses (i), (ii) and (solely with respect to Morgan Stanley & Co. Incorporated) (iii) being referred to herein as an “Eligible Purchaser”). You will offer the 2008 Notes to Eligible Purchasers initially at a price equal to 99.975% of the principal amount thereof plus accrued interest, if any, from the date of issuance of the 2008 Notes and you will offer the 2013 Notes to Eligible Purchasers initially at a price equal to 99.694% of the principal amount thereof plus accrued interest, if any, from the date of issuance of the 2013 Notes.

     Holders (including subsequent transferees) of the Offered Notes will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), to be dated the Closing Date (as defined herein), in substantially the form of Exhibit A hereto. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to the Company’s 5 1/4%

Senior Notes due 2008 and 6 1/2% Senior Notes due 2013 (collectively, the "Exchange Notes”) to be offered in exchange for the Offered Notes.

     2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Date and agrees with each Initial Purchaser as follows:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates did not, and the Offering Memorandum as of the Closing Date will not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in, or omissions from, the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein.

          (b) The Company has the authorized share capital as set forth in the Offering Memorandum; all of the “significant subsidiaries” (as defined in Section 15 hereof) of the Company are listed on Schedule 2 hereto (each a "Subsidiary” and, collectively, the “Subsidiaries”); all of the issued share capital of the Company has been duly authorized and validly issued, and is fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue of such share capital); and all of the issued share capital of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable, was not issued in violation of any preemptive or similar rights and is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims and restrictions on transferability (other than those imposed by the Act, the securities laws of non-U.S. jurisdictions, the Companies Act 1981 of Bermuda, the Exchange Control Act 1972 of Bermuda and the Regulations made thereunder) or voting.

          (c) Assuming (i) that your representations and warranties in Sections 3(b), 3(c) and 3(d) are true and (ii) compliance by purchasers of the Offered Notes with the agreements set forth under the heading “Notice to Investors” in the Offering Memorandum, it is not necessary, in connection with the issuance and sale of the Offered Notes to the Initial Purchasers and the offer, resale and delivery of the Offered Notes by the Initial Purchasers in the manner contemplated by the Offering Memorandum, to register the Offered Notes under the Act or to qualify the Indenture under the United States Trust Indenture Act of 1939, as amended.

          (d) No form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) was used or engaged in by the Company or any of its representatives in connection with the offer and sale of the Offered Notes. No representation is herein made with respect to any Initial Purchaser, any affiliate thereof or any person acting on its behalf, or with respect to any obligation thereof. Neither the Company nor the Subsidiaries or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Act) which is or could be integrated with the sale of the Offered Notes in a manner that would require the registration under the Act of the Offered Notes.

          (e) The Company and each of the Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except to the extent that the failure to so qualify or be in good standing or to have such power or authority would not have a material adverse effect, singly or in the aggregate, on the financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise (whether singly or in the aggregate, a “Material Adverse Effect”).

          (f) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Indenture, the Offered Notes, the Exchange Notes, this Agreement, the Registration Rights Agreement and the Asset Purchase Agreement.

          (g) The Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

          (h) The Offered Notes have been duly authorized by the Company and when duly executed and delivered by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Offered Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the Registration Rights Agreement, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

          (i) The Exchange Notes have been duly authorized by the Company and when duly executed and delivered by the Company in accordance with the terms of the Indenture and the Registration Rights Agreement, and, assuming the due authentication and delivery of the Exchange Notes by the Trustee in accordance with the terms of the Indenture, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

          (j) This Agreement has been duly authorized, executed and delivered by the Company.

          (k) The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company in accordance with the terms thereof, will (assuming the due execution and delivery thereof by the Initial Purchasers) constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and except as any rights to indemnity thereunder may be limited by U.S. federal and state securities laws, non-U.S. securities laws, the Companies Act 1981 of Bermuda, the Exchange Control Act 1972 of Bermuda and the Regulations made thereunder and public policy considerations under such laws.

          (l) (i) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Offered Notes, the Exchange Notes, the Indenture, and in each case, the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Offered Notes to the Initial Purchasers and the Exempt Resales) and as such transactions are described in the Offering Memorandum and (ii) the execution, delivery and performance by the Company of the Asset Purchase Agreement (assuming that all consents, approvals, authorizations and notices set forth in Sections 3.4 and 4.3 of the Asset Purchase Agreement have been given or made) and the consummation of the transactions contemplated by the Asset Purchase Agreement as such transactions are described in the Offering Memorandum, in each case do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except for such conflicts, breaches, violations or defaults that have been waived or would not have a Material Adverse Effect; (b) result in any violation of the provisions of the memorandum of association, bye-laws or other incorporation or organizational documents of the Company or any of the Subsidiaries; or (c) constitute a violation of any statute or any order, rule or regulation of any domestic or foreign court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets except in the case of this clause (c), for such violations that would not have a Material Adverse Effect.

          (m) (i) Except as disclosed in the Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any domestic or foreign court or governmental agency or body or third party is required for the issuance and sale by the Company of the Offered Notes to the Initial Purchasers, for the Exempt Resales, for the issuance of the Exchange Notes (except as may be required by the Act), or the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Offered Notes, the Exchange Notes (except as may be required by the Act) or the Indenture by the Company, or the consummation of the transactions contemplated hereby and thereby and as such transactions are described in the Offering Memorandum and (ii) except as disclosed in the Offering Memorandum and except as set forth in the Asset Purchase Agreement, no consent, approval, authorization or order of, or filing or registration with, any domestic or foreign court or governmental agency or body or third party is required for the execution, delivery and performance of the Asset Purchase Agreement by the Company and Intelsat (Bermuda) Ltd., or the consummation of the transactions contemplated hereby and thereby and as such transactions are described in the Offering Memorandum, except in each case (i) and (ii) (x) registrations under securities laws of the states of the United States or “Blue Sky” laws, (y) solely with respect to the Exchange Notes, registrations or filings required to be made with the Registrar of Companies in Bermuda and the permission of the Bermuda Monetary Authority under the Exchange Control Regulations 1973 and (z) such consents, approvals, authorizations, orders, filings or registrations that have been obtained or the failure of which to obtain or make or the absence of which would not result in a Material Adverse Effect.

          (n) Neither the Company nor any of the Subsidiaries has sustained, since December 31, 2002, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum; and, since December 31, 2002 there has not been any change in the share capital or increase in long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development that could reasonably be expected to involve a prospective material adverse change, in or affecting the financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise, otherwise than as set forth in the Offering Memorandum.

          (o) The consolidated financial statements (including the related notes and supporting schedules) of the Company and its subsidiaries included in the Offering Memorandum (other than the unaudited pro forma condensed consolidated financial information) present fairly the financial condition and results of operations and cash flows of the Company and its consolidated subsidiaries purported to be shown thereby at the dates and for the periods indicated, and have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The summary and selected financial information of the Company and its consolidated subsidiaries in the Offering Memorandum presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company and its consolidated subsidiaries included in the Offering Memorandum.

          (p) To the Company’s knowledge, the combined statements of net assets sold and the related combined statements of revenues and direct expenses of the satellite services business operations relating to and conducted with six North American telecommunications satellites (collectively referred to as the “Loral Transferred Satellites”) of Loral Space & Communications Ltd. and its subsidiaries (collectively referred to as “Loral”) as of December 31, 2002 and 2001 and for each of the years then ended included in the Offering Memorandum present fairly, in all material respects, the combined statements of net assets sold and the related combined statements of revenues and direct expenses of Loral Transferred Satellites at the dates and for the periods indicated, and have been prepared in conformity with GAAP. To the Company’s knowledge, the unaudited combined statements of net assets sold as of June 30, 2003, and the related combined statements of revenues and direct expenses for the three month and six month periods ended June 30, 2003 and 2002 of Loral Transferred Satellites included in the Offering Memorandum are in conformity with GAAP applied on a basis substantially consistent with that of the audited combined statements of net assets sold and the related combined statements of revenues and direct expenses included in the Offering Memorandum. To the Company’s knowledge, the selected financial information of Loral Transferred Satellites included in the Offering Memorandum has been compiled on a basis substantially consistent with that of the audited combined statements of revenues and direct expenses of Loral Transferred Satellites included in the Offering Memorandum

          (q) The unaudited pro forma condensed consolidated financial information included in the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, as modified in accordance with the letter of the Company to the Commission, dated August 26, 2003, and the Commission’s letter in response thereto, dated August 28, 2003, the assumptions used in the preparation of the unaudited pro forma condensed consolidated financial information are reasonable in presenting certain effects of the events described therein and the related pro forma adjustments have been properly applied in all material respects to the historical amounts in the computation of those statements.

          (r) KPMG LLP, who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum and who will deliver the initial letter referred to in Section 7(j) hereof, are independent accountants with respect to the Company under the Act and the rules and regulations thereunder.

          (s) Grant Thornton LLP, who have certified certain financial statements relating to Loral Transferred Satellites, whose report appears in the Offering Memorandum and who will deliver the initial letter referred to in Section 7(j) hereof, are to the Company’s knowledge, independent accountants with respect to Loral and Loral Transferred Satellites under the Act and the rules and regulations thereunder.

          (t) The Company and each of the Subsidiaries have good and marketable title to all personal property described in the Offering Memorandum as owned by them, except to the extent not material, in each case free and clear of all liens, encumbrances and restrictions except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect; and any real property and facilities and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not have a Material Adverse Effect.

          (u) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, each of the Company and the Subsidiaries owns, possesses or reasonably believes it can acquire on reasonable terms adequate rights to use all material patents, patent applications, inventions, designs, trade secrets, know-how, trademarks, service marks, trade names, copyright works, licenses and other proprietary information (herein collectively, the “Intellectual Property”) necessary to conduct its business. None of the Company or any of the Subsidiaries has received any notice of, or has knowledge of, any infringement of or conflict with (i) any rights of the Company or any of the Subsidiaries by others or (ii) any right of others by the Company or any of the Subsidiaries, in either case with respect to any Intellectual Property, except as in each case would not have a Material Adverse Effect; and to the Company’s knowledge none of the Intellectual Property licensed to, and none of the Intellectual Property licensed by, the Company or any of the Subsidiaries is unenforceable or invalid, except as in each case as would not have a Material Adverse Effect. None of the Company or any of the Subsidiaries is aware of any patents of any third parties or the filing of any patent applications by third parties or any other rights of third parties to, or conflicting with, any Intellectual Property owned by the Company or any of the Subsidiaries, except as would not have a Material Adverse Effect.

          (v) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, each of the Company and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all U.S. federal, state, local and other governmental authorities (including non-U.S. regulatory agencies), and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof; and neither the Company nor any Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Offering Memorandum or such as would not have a Material Adverse Effect; and each of the Company and the Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except as would not have a Material Adverse Effect.

          (w) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, each of the Company and the Subsidiaries has filed with the U.S. Federal Communications Commission (the “FCC”), the Department of Trade and Industry of the United Kingdom (the “DTI”) and the International Telecommunication Union (the “ITU”) all reports, documents, instruments, information and applications required to be filed pursuant to the rules and regulations of the FCC, the DTI and the ITU, and has obtained all licenses, orders or other authorizations issued by the FCC, the DTI, the ITU and any equivalent authority of Bermuda and each other jurisdiction in which the Company operates (collectively, the “Communications Licenses”) required for the operation of the business of the Company and the Subsidiaries, and, except as would not have a Material Adverse Effect, such Communication Licenses are in full force and effect and, to the Company’s knowledge, there are no pending modification, amendment or revocation proceedings initiated by the FCC, the DTI, the ITU or any equivalent authority of Bermuda or other jurisdiction in which the Company operates which, if determined against the Company, would have a Material Adverse Effect. To the Company’s knowledge, fees due and payable to domestic and foreign governmental authorities pursuant to the rules governing Communications Licenses held by the Company and the Subsidiaries, the nonpayment of which, with the giving of notice or the lapse of time or both would constitute grounds for revocation thereof, have been timely paid, except as would not have a Material Adverse Effect. Except as disclosed in the Offering Memorandum, each of the Company and the Subsidiaries is in compliance with the terms of the Communications Licenses, as applicable, and there is no condition of which the Company has received notice, nor, to the Company’s knowledge, is there any proceeding threatened, by any domestic or foreign governmental authority, which would cause the termination, suspension, cancellation or nonrenewal of any of the Communications Licenses, or the imposition of a penalty or fine by any domestic or foreign regulatory authority, except as would not have a Material Adverse Effect.

          (x) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (y) Except as described in the Offering Memorandum, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a Material Adverse Effect.

          (z) The Company maintains internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (aa) None of the Company or any of the Subsidiaries (i) is in violation of its memorandum of association, bye-laws or other incorporation or organizational documents, (ii) except as would not have a Material Adverse Effect, is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) except as would not have a Material Adverse Effect, is in violation of any domestic or foreign law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          (ab) Except as described in the Offering Memorandum, the Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties.

          (ac) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, the Company and the Subsidiaries (A) are not in violation of any applicable Bermuda, U.S. and other national, state, provincial and local laws or regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval.

          (ad) The Company believes that it is not, and upon the issuance and sale of the Offered Notes as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an “investment company” or an entity “controlled” by a registered investment company, as such terms are defined in the United States Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations of the Commission thereunder.

          (ae) The Indenture, the Registration Rights Agreement, the Offered Notes, the Exchange Notes and the Asset Purchase Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (af) Other than as set forth in the Offering Memorandum, and other than with respect to a tax, levy or withholding imposed solely as a result of the holder’s connection with the jurisdiction imposing such tax, levy or withholding (including, without limitation, any taxes imposed on residents of Bermuda), there is no tax, levy, deduction or withholding imposed by Bermuda in connection with the Exempt Resales or the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Offered Notes, the Exchange Notes or the Indenture.

          (ag) Except as disclosed in the Offering Memorandum, under current laws and regulations of Bermuda, all principal, premium (if any), interest and other payments due or made on the Offered Notes and the Exchange Notes may be paid by the Company to the holder thereof in United States dollars and all such payments made to holders thereof who are non-residents of Bermuda will not be subject to income, withholding or other taxes under laws and regulations of Bermuda or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Bermuda or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Bermuda or taxing authority thereof.

          (ah) With respect to those Offered Notes sold in reliance on Regulation S under the Act, (A) none of the Company, its affiliates or any person acting on its or their behalf has engaged in any “directed selling efforts” within the meaning of Regulation S and (B) each of the Company, its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied with the offering restrictions requirements of Regulation S. No representation is made with respect to any Initial Purchaser, any affiliate thereof or any person acting on its behalf, or with respect to any obligation thereof.

          (ai) The Company has delivered to the Initial Purchasers a true and correct copy of the Asset Purchase Agreement, including all amendments, modifications and waivers thereto as of the date hereof, together with all schedules and exhibits thereto and there exists as of the date hereof no breach of a representation, warranty or covenant in the Asset Purchase Agreement by the Company, or to the knowledge of the Company, the other parties thereto, that has not been waived that would reasonably be expected to result in a Material Adverse Effect or materially adversely affect the ability of the Company to consummate the transactions contemplated by the Asset Purchase Agreement.

           (aj) The Asset Purchase Agreement has been duly authorized, executed and delivered by the Company in accordance with the terms thereof, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

          Any certificate signed by an officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Offered Notes shall be deemed a representation and warranty to each Initial Purchaser as of the date thereof and as of the Closing Date and an agreement with each Initial Purchaser.

     3. Purchase of the Offered Notes. (a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 99.325% of the principal amount thereof, plus accrued interest, if any, from the date of issuance thereof to the Closing Date, the principal amount of the 2008 Notes set forth opposite the name of such Initial Purchaser in Schedule 1 hereto and at a purchase price of 99.044% of the principal amount thereof, plus accrued interest, if any, from the date of issuance thereof to the Closing Date, the principal amount of the 2013 Notes set forth opposite the name of such Initial Purchaser in Schedule 1 hereto. The Company shall not be obligated to deliver any of the Offered Notes to be delivered hereunder except upon payment for all of the Offered Notes to be purchased as provided herein.

          (b) Each of the Initial Purchasers hereby represents and warrants to the Company that it will offer the Offered Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is either a QIB, or an “accredited investor” within the meaning of Rule 501(a) under Regulation D under the Act, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Offered Notes; (ii) is purchasing the Offered Notes pursuant to a private sale exempt from registration under the Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Offered Notes only from, and will offer to sell and will sell the Offered Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Offered Notes by, or engage in, nor has it offered or sold the Offered Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Offered Notes and (v) has not engaged and will not engage in any directed selling efforts (as defined in Regulation S under the Act) in the United States in connection with any Offered Notes being offered and sold pursuant to Regulation S under the Act. Each of the Initial Purchasers has advised the Company that it will offer the 2008 Notes to Eligible Purchasers at a price initially equal to 99.975% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the 2008 Notes and will offer the 2013 Notes to Eligible Purchasers at a price initially equal to 99.694% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the 2013 Notes.

          (c) In connection with the Offered Notes being offered and sold pursuant to Regulation S under the Act, each Initial Purchaser, severally, represents and warrants to, and agrees with, the Company that such Initial Purchaser (a) will sell Offered Notes in such transactions only in accordance with Regulation S under the Act to certain persons who are sophisticated investors who are familiar with dealing in securities and who are able to assess the risks and merits of purchasing the Offered Notes and (b) has not offered or sold, and will not offer or sell, the Offered Notes to, or for the account or benefit of, U.S. persons (i) as part of its distribution at any time or (ii) otherwise until 40 days after the Closing Date, and each Initial Purchaser will send to each distributor, dealer or other person receiving a selling concession, fee or remuneration to which it sells the Offered Notes during the restricted period a confirmation or other notice setting forth the restrictions on offers and sales of the Offered Notes within the United States or to, or for the account or benefit of, U.S. persons. Terms used in this paragraph have the meanings given to them by Regulation S under the Act.

          (d) Each of the Initial Purchasers hereby represents, warrants and agrees (as to itself only) that:

          (i) it has not offered or sold and, prior to the expiry of a period of six months from the issue date of the Offered Notes, will not offer or sell any Offered Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

          (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) received by it in connection with the issue or sale of any Offered Notes in circumstances in which section 21(1) of the FSMA does not apply to the Company; and

          (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Notes in, from or otherwise involving the United Kingdom.

          Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(d) through 7(i) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and each of the Initial Purchasers hereby consents to such reliance.

     4. Delivery of the Offered Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Offered Notes shall be made at the office of Milbank, Tweed, Hadley & McCloy LLP, at 10:00 A.M., New York City time, on November 7, 2003, or at such time on such later date (not later than a date agreed by the parties hereto) as the Initial Purchasers shall designate (such date and time of delivery and payment for the Offered Notes, the “Closing Date”). The place of closing for the Offered Notes may be varied by agreement between the Initial Purchasers and the Company. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the Closing Date shall be the date and time for the payment of funds and delivery of securities for all of the Offered Notes sold pursuant to the offering.

          (a) The Offered Notes will be delivered to the Initial Purchasers against payment of the purchase price therefor to the Company by wire transfer or book-entry transfer of immediately available funds to such account or accounts as the Company shall specify at least two Business Days prior to the Closing Date or otherwise as the parties hereto shall agree prior to the Closing Date. Unless the Initial Purchasers otherwise instruct, the Offered Notes will be evidenced by one or more global securities in registered form (the “Global Notes”) and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 10:00 A.M., New York City time, on the second Business Day preceding the Closing Date. The Offered Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection not later than 10:00 A.M., New York City time, on the Business Day next preceding the Closing Date.

     5. Agreements of the Company. The Company agrees with each Initial Purchaser as follows:

          (a) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum (as may then be amended or supplemented) as they may reasonably request from time to time.

          (b) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

          (c) The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Offered Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Offered Notes are offered by the Initial Purchasers and by all dealers to whom Offered Notes may be sold in connection with the offering and sale of the Offered Notes.

          (d) If, at any time prior to completion of the distribution of the Offered Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur or information becomes known that in the judgment of the Company or in the opinion of counsel for Company or counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company shall forthwith at its expense prepare such supplement or amendment as may be necessary and furnish to the Initial Purchasers, their counsel and dealers a number of copies thereof as they shall reasonably request.

          (e) Without limiting the rights of the Initial Purchasers as set forth in the Registration Rights Agreement and notwithstanding any provision of Sections 5(b) or 5(d) of this Agreement to the contrary, the Company’s obligations under Sections 5(b) and 5(d) of this Agreement shall terminate on the earlier to occur of (i) a date which is nine months after the Closing Date, (ii) the date upon which the Initial Purchasers and their affiliates cease to hold any Offered Notes initially acquired from the Company and (iii) the effective date of a Shelf Registration Statement (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement.

          (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Offered Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that, in connection with this clause (f), in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to file any general consent to service of process or take any other action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Notes, or subject it to taxation in respect of doing business, in any jurisdiction where it is not now so subject.

          (g) The Company will not, and will not permit any of the Subsidiaries or any of their respective affiliates to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Offered Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (h) If this Agreement shall be terminated pursuant to Section 10 hereof, the Company agrees to reimburse the Initial Purchasers for their reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by them in connection herewith, but without any obligation on the part of the Company for loss of profits or otherwise.

          (i) The Company will apply the net proceeds from the sale of the Offered Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption “Use of Proceeds.”

          (j) Except as stated in this Agreement and in the Offering Memorandum, the Company will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered Notes to facilitate the sale or resale of the Offered Notes. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

          (k) The Company will use reasonable efforts in cooperation with you to permit the Offered Notes to be eligible for clearance and settlement through DTC.

          (l) From and after the Closing Date, so long as any of the Offered Notes are outstanding and are “restricted securities” within the meaning of the Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or included among the foreign private issuers that claim exemption from the registration requirements of Section 12(g) of the Exchange Act (and therefore required to furnish the Commission with certain information pursuant to Rule 12g3-2(b) under the Exchange Act)), the Company will furnish to holders of the Offered Notes and prospective purchasers of Offered Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Offered Notes.

          (m) The Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that would be integrated with the sale of the Offered Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Offered Notes at a time when such Offered Notes are not registered under the Act.

          (n) With respect to those Offered Notes sold in reliance on Regulation S promulgated under the Act, (A) none of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) will engage in any “directed selling efforts” within the meaning of Regulation S and (B) each of the Company, its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) will comply with the offering restrictions requirements of Regulation S.

          (o) The Company will furnish as promptly as practicable to each of the Initial Purchasers and to counsel for the Initial Purchasers a copy of the Exchange Offer Registration Statement and (if filed) the Shelf Registration Statement (as defined in the Registration Rights Agreement) as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (p) During the period beginning on the date hereof and continuing to and including the 60th day following the Closing Date, the Company will not issue, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of, or guaranteed by, the Company which are substantially similar to the Offered Notes (other than the Exchange Notes) or the Exchange Notes.

     6. Expenses. Except as otherwise set forth herein, the Company agrees to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, word processing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Rights Agreement, the Offered Notes, the Exchange Notes, the Indenture, all Blue Sky Memoranda (including the reasonable legal fees and expenses of your counsel incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Offered Notes and the Exchange Notes, (iv) the qualification of the Offered Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) the preparation of certificates for the Offered Notes and the Exchange Notes (including, without limitation, printing and engraving thereof and any charges of DTC in connection therewith), (vi) all fees and expenses (including fees and expenses of counsel, accountants and other advisors) of the Company, (vii) all fees and expenses in connection with approval of the Offered Notes and the Exchange Notes by DTC for “book-entry” transfer; (viii) all fees and expenses of the Trustee, including the fees and expenses of any counsel for the Trustee in connection with the Indenture and the Offered Notes; (ix) expenses in connection with meetings with prospective investors and any other “roadshow” expenses (including travel expenses) up to a maximum amount of $75,000; (x) all fees and expenses in connection with any rating of the Offered Notes and the Exchange Notes; and (xi) any stamp tax or similar tax or value-added or similar tax, if any, in connection with the issuance and sale of the Offered Notes to the Initial Purchasers and the Exempt Resales. Except as provided in this Section 6 and as otherwise provided in this Agreement, the Initial Purchasers shall pay their own costs and expenses.

     7. Conditions of Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) No stop order suspending the offer or sale of the Offered Notes or the use of the Preliminary Offering Memorandum or the Offering Memorandum or any part thereof in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened by any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to the Initial Purchasers and their counsel; and the Company shall have furnished to the Initial Purchasers all documents (including, without limitation, evidence of the permission of the Bermuda Monetary Authority under the Exchange Control Regulations 1973) and information that they and their counsel may reasonably request to enable them to pass upon such matters.

          (c) Sullivan & Cromwell LLP shall have furnished to the Initial Purchasers its written opinion, as U.S. counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit B hereto.

          (d) Conyers Dill & Pearman shall have furnished to the Initial Purchasers its written opinion, as Bermuda counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit C hereto.

          (e) David Meltzer, Esq., general counsel to Intelsat Global Service Corporation, shall have furnished to the Initial Purchasers his written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit D hereto.

          (f) Wiley, Rein & Fielding LLP shall have furnished to the Initial Purchasers its written opinion, as special FCC counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit E hereto.

          (g) Slaughter and May shall have furnished to the Initial Purchasers its written opinion, as United Kingdom counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit F hereto.

          (h) The Initial Purchasers shall have received from Milbank, Tweed, Hadley & McCloy LLP, counsel for the Initial Purchasers, such opinion dated the Closing Date, with respect to the issuance and sale of the Offered Notes, the Offering Memorandum and other related matters and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (i) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent accountants with respect to the Company within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of

Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

          (j) At the time of execution of this Agreement, the Initial Purchasers shall have received from Grant Thornton LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent accountants with respect to Loral and Loral Transferred Satellites within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

          (k) With respect to the letters of KPMG LLP and Grant Thornton LLP referred to in the preceding two paragraphs and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letters”), the Initial Purchasers shall have received letters (the “bring-down letters”) of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent accountants with respect to the Company, in the case of KPMG LLP, and Loral and Loral Transferred Satellites, in the case of Grant Thornton LLP, within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (l) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chief Executive Officer, its President or a Senior Vice President and its Chief Financial Officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 2 of this Agreement are true and correct as of such Closing Date and the Company has complied with all its agreements contained herein;

               (ii) They have carefully examined the Offering Memorandum and, to their knowledge and in their opinion, as of the Closing Date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               (iii) Neither the Company nor any of the Subsidiaries has sustained since December 31, 2002 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum and since December 31, 2002, there has not been any change in the share capital or increase in long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development that the Company has reasonable cause to believe will involve a prospective change, in or affecting the financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries considered as one enterprise, otherwise than as set forth in the Offering Memorandum.

          (m) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

          (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, on the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by U.S. federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) including, without limitation, as a result of terrorist activities after the date hereof, in each case so as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Offered Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

          (o) The Registration Rights Agreement shall have been executed by the Company on or before the Closing Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     8. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Initial Purchaser, its respective directors, officers and employees, and each person, if any, who controls any Initial

Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Notes), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any materials or information provided to holders of the Offered Notes pursuant to Rule 144A(d)(4) under the Act or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in information provided to holders of the Offered Notes pursuant to Rule 144A(d)(4) under the Act, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any such Initial Purchaser to the extent that any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law or this Agreement, a copy of the Offering Memorandum was not sent or given to a purchaser of the Offered Notes at or prior to the written confirmation of the sale of such Offered Notes to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum (unless, in either case, such failure to deliver the Offering Memorandum was as a result of non-compliance by the Company with Section 5(a) hereof). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, that the only written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, if any such action includes both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) for all indemnified parties in connection with any one action or series of separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Notes purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Offered Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Notes sold by it and offered for resale exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to the respective principal amount of the Offered Notes set forth opposite their names in Schedule 1 hereto, and not joint.

          (e) The Initial Purchasers severally confirm and the Company acknowledges that the statements with respect to the offering of the Offered Notes by the Initial Purchasers set forth in the last sentence on the cover, the addresses for returning the Offering Memorandum on page 3, the second sentence in paragraph three, the third sentence in paragraph five and paragraph seven under the heading “Plan of Distribution” in the Offering Memorandum constitute the only information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

     9. Defaulting Initial Purchasers.

          If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Offered Notes which the defaulting Initial Purchasers agreed but failed to purchase on the Closing Date in the respective proportion to the respective total principal amount of Offered Notes set forth opposite the name of each remaining non-defaulting Initial Purchasers in Schedule 1 hereto bears to the total principal amount of Offered Notes set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Offered Notes on the Closing Date if the total principal amount of the Offered Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10.0% of the total number of Offered Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the total principal amount of Offered Notes which it agreed to purchase on the Closing Date. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those initial purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the principal amount of Offered Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other initial purchasers satisfactory to the Initial Purchasers do not elect to purchase the Offered Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable to the extent set forth in Sections 6 and 8 and, if applicable, Section 11 hereof.

          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other initial purchasers are obligated or agree to purchase the Offered Notes of a defaulting or withdrawing Initial Purchaser, the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

     10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given by Morgan Stanley & Co. Incorporated (“Morgan”), on behalf of the Initial Purchasers, to and received by the Company prior to the Closing Date if, prior to that time, any of the events described in Section 7(l)(iii) or 7(m) or 7(n) hereof, shall have occurred such that the Initial Purchasers would not be obligated to purchase the Offered Notes under Section 7 hereof or if the Initial Purchasers shall decline to purchase the Offered Notes for any reason permitted under Section 7 of this Agreement.

     11. Reimbursement of Initial Purchasers’ Expenses. If the Company shall fail to tender the Offered Notes for delivery to the Initial Purchasers or any condition of the obligations hereunder set forth in Section 7 hereof is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Offered Notes, and upon demand the Company shall pay the full amount of such expenses to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 hereof by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

     12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 (Fax: 212-507-2409), Attention: Fixed Income Syndicate Desk, with a copy, in the case of any notice pursuant to Section 8, to the General Counsel’s Office at 1221 Avenue of the Americas, New York, NY 10020;

          (b) if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Chief Executive Officer (Fax: 441-292-8300) with a copy to Intelsat Global Service Corporation, 3400 International Drive, N.W., Washington, DC 20008-3098 (Fax: (202) 944-7661), Attention: General Counsel;

          provided, however, that any notice to an Initial Purchaser pursuant to Section 8 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex which address will be supplied to any other party hereto upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Morgan.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (B) the representations, warranties, indemnities and agreements of the Initial Purchasers contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company, and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered

Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. The respective agreements, indemnities, representations and warranties set forth in Sections 6, 8, 11, 14, 16, 17 and 18 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     15. Definition of the Terms “Business Day” “significant subsidiary” and “subsidiary". For purposes of this Agreement, (a) “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “significant subsidiary” and “subsidiary” each have the meaning set forth in Rule 405 under the Act; provided; that the term “significant subsidiary” shall also include any entity that does not otherwise meet the definition of a “significant subsidiary” under Rule 405 under the Act, but is listed on Schedule 2 hereto.

     16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     17. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the New York City hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 111 Eighth Avenue, New York, New York 10011, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

     18. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement of the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, INTELSAT, LTD.

By: /s/ Conny Kullman Name: Conny Kullman Title: Chief Executive Officer

Accepted:

MORGAN STANLEY & CO. INCORPORATED

By: /s/ James C. Murray Name: James C. Murray Title: Vice President

CITIGROUP GLOBAL MARKETS INC.

By: /s/ Niraj J. Shah Name: Niraj J. Shah Title: Vice President

BNP PARIBAS SECURITIES CORP.

By: /s/ Konrad Testwvide Name: Konrad Testwvide Title: Managing Director

SCHEDULE 1

Principal Amount of
Initial Purchasers	2008 Notes
Morgan Stanley & Co. Incorporated	$133,334,000
Citigroup Global Markets Inc.	133,333,000
BNP Paribas Securities Corp.	133,333,000

TOTAL	$400,000,000

Principal Amount of
Initial Purchasers	2013 Notes
Morgan Stanley & Co. Incorporated	$233,334,000
Citigroup Global Markets Inc.	233,333,000
BNP Paribas Securities Corp.	233,333,000

TOTAL	$700,000,000

SCHEDULE 2

Jurisdiction of
Subsidiaries	Incorporation

Intelsat (Bermuda), Ltd.	Bermuda
Intelsat Holdings LLC	Delaware
Intelsat LLC	Delaware
Intelsat Global Service Corporation	Delaware
Intelsat USA Sales Corp.	Delaware
Intelsat USA License Corp.	Delaware
Intelsat Global Sales & Marketing Ltd.	England and Wales

Exhibit A

[Form of Registration Rights Agreement]

REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of November 7, 2003 by and among Intelsat, Ltd., a Bermuda company (the “Company”), and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and BNP Paribas Securities Corp.

     The Company proposes to issue and sell, pursuant to the Purchase Agreement dated October 31, 2003, among the Company and the Initial Purchasers (the “Purchase Agreement”), to the Initial Purchasers $400,000,000 aggregate principal amount of the Company’s 5 1/4% Senior Notes due 2008 (the “2008 “Notes”) and $700,000,000 aggregate principal amount of the Company’s 6 1/2% Senior Notes due 2013 (the “2013 Notes”, together with the 2008 Notes, the “Notes”). The Notes are to be issued by the Company pursuant to the provisions of an indenture dated as of April 1, 2002 (as amended, supplemented or otherwise modified from time to time, the “Indenture”) among the Company and The Bank of New York, as trustee (the “Trustee”).

     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights with respect to the Notes as set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

     “1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

     “additional interest” shall have the meaning set forth in Section 2(e) hereof.

     “Business Day” shall have the meaning set forth in the Indenture.

     “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

     “Company” shall have the meaning set forth in the preamble.

     “consummate” shall have the meaning set forth in Section 2(a) hereof.

     “Exchange Date” shall have the meaning set forth in Section 2(a)(ii) hereof.

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     “Exchange Notes” shall mean notes issued by the Company under the Indenture and containing terms identical to the 2008 Notes or the 2013 Notes, as the case may be, (except that (i) interest thereon shall accrue from the last date on which interest was paid on the 2008 Notes or the 2013 Notes, as the case may be, (or, if the Exchange Notes are authenticated between a record date and an interest payment date, from such interest payment date) or, if no such interest has been paid, from the Closing Date and (ii) the Exchange Notes will not provide for additional interest accruing thereon following a failure to register such Exchange Notes under the 1933 Act and will not contain terms with respect to transfer restrictions) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

     “Exchange Offer” shall mean an exchange offer by the Company of Exchange Notes for all Notes that are Registrable Securities pursuant to Section 2(a) hereof.

     “Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

     “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on an appropriate form under the 1933 Act and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     “Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture, provided that, for purposes of Sections 4 and 5 of this Agreement, the term "Holders” shall also include Participating Broker-Dealers.

     “Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

     “Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

     “Indenture” shall have the meaning set forth in the preamble.

     “Initial Purchasers” shall have the meaning set forth in the preamble.

     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that, for purposes of this Agreement, whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any affiliates (as such term is defined in Rule 405 under the 1933 Act) of the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     “Notes” shall have the meaning set forth in the preamble.

     “Offer Termination Date” shall have the meaning set forth in Section 2(a)(iv) hereof.

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     “Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     “Purchase Agreement” shall have the meaning set forth in the preamble.

     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

     “Registrable Security” shall mean each Note until the earliest to occur of (i) the date on which that Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the earlier of (A) the date on which that Exchange Note is sold to a purchaser who receives from that broker-dealer on or prior to the date of that sale a copy of the Prospectus contained in the Exchange Offer Registration Statement and (B) the date on which the Exchange Offer Registration Statement has been effective under the 1933 Act for a period of 60 consecutive days; (iii) the date on which that Note has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement; (iv) the date on which that Note is sold by the Holder pursuant to Rule 144 under the 1933 Act or may be sold by the holder pursuant to Rule 144(k) under the 1933 Act or (v) the date on which the Note is cancelled or redeemed or ceases to be outstanding.

     “Registration Default” shall have the meaning set forth in Section 2(e) hereof.

     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or “blue sky” laws, (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, and any other documents relating to the Company’s performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel (and additionally including one local counsel), (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers (“counsel for the Holders”)) and (viii) the fees and disbursements of the

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independent public accountants of the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

     “Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     “SEC” shall mean the Securities and Exchange Commission.

     “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     “TIA” shall have the meaning set forth in Section 3(l) hereof.

     “Trustee” shall have the meaning set forth in the preamble.

     “Underwriters” shall have the meaning set forth in Section 3 hereof.

     “Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

     2. Registration under the 1933 Act.

          (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall (x) file or cause to be filed or, on or prior to the date that is 240 calendar days after the Closing Date, an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for Exchange Notes, and (y) use its reasonable efforts to (1) have such Registration Statement declared effective by the SEC on or prior to the date that is 300 calendar days after the Closing Date and remain effective until the closing of the Exchange Offer and (2) to consummate the Exchange Offer with respect to the Notes on or prior to the date that is 340 calendar days after the Closing Date. For purposes hereof, “consummate” shall mean, with respect to the Notes, that the Exchange Offer Registration Statement shall have been declared effective, the period of the Exchange Offer provided in accordance with clause 2(a)(ii) below shall have expired and all Registrable Securities validly tendered and not withdrawn in connection with such Exchange Offer shall have been exchanged for Exchange Notes. The Company shall commence the Exchange Offer with respect to the Notes by mailing or causing to

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be mailed the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

               (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not withdrawn will be accepted for exchange;

               (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each such date being an “Exchange Date”);

               (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement, unless the Holder of such Registrable Security delivers a notice pursuant to Section 2(b)(iii);

               (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender, or make book-entry delivery of, such Registrable Security and deliver (including via an agent’s message) the enclosed letters of transmittal to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date (the “Offer Termination Date”); and

               (v) that Holders will be entitled to withdraw their election, not later than the close of business on the Offer Termination Date.

As soon as practicable after the Offer Termination Date, the Company shall:

                    (A) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

                    (B) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, an Exchange Note equal in aggregate principal amount to the aggregate principal amount of the Registrable Securities surrendered by such Holder.

     The Company shall use reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer.

          (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the Offer Termination Date because it would violate applicable law or

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the applicable interpretations of the staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated within 340 calendar days after the Closing Date or (iii) any Holder of Registrable Securities shall notify the Company prior to the date that is 20 Business Days following the Offer Termination Date that (A) such Holder was prohibited by law or SEC policy from participating in the applicable Exchange Offer, or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for those resales, or (C) such Holder is a broker-dealer and holds Notes acquired directly from the Company or any of its affiliates, the Company shall use reasonable efforts to cause to be filed as soon as practicable after such determination, date or notice is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities (except as provided in the next sentence) and use reasonable efforts to have such Shelf Registration Statement declared effective by the SEC. In the event the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall file and use reasonable efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement or may be a separate Registration Statement) with respect to offers and sales of Registrable Securities held by the Holders who delivered the notice referred to in clause (iii) of the preceding sentence. The Company agrees to use reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of (x) two years after the Closing Date or (y) such time as all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder and to use reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b).

          (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to be effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

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          (e) Without duplication of the provisions set forth in the Indenture, in the event that:

               (i) (A) the Exchange Offer Registration Statement relating to the Exchange Offer is not filed with the SEC on or prior to the date that is 240 calendar days after the Closing Date, or (B) if a Shelf Registration Statement is required to be filed and such Shelf Registration Statement is not filed within 240 calendar days after such obligation arises, or

               (ii) (A) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 300 calendar days after the Closing Date, or (B) if a Shelf Registration Statement is required to be filed and such Shelf Registration Statement is not declared effective within 360 calendar days after the date such Shelf Registration Statement was required to be filed, or

               (iii) the Exchange Offer is not consummated on or prior to the date that is 340 calendar days after the Closing Date,

(each such event referred to in clauses (i) through (iii), a “Registration Default”), then additional interest (“additional interest”) will accrue (in addition to, and at the same time and in the same manner as, the interest otherwise due on the 2008 Notes and the 2013 Notes, respectively) on the principal amount of each Registrable Security in an amount equal to 0.25% per annum commencing on the date from and including the next calendar day following the expiration of each of (a) such 240 day period in the case of clause (i)(A) above or such 240 day period in the case of clause (i)(B) above, (b) such 300 day period in the case of clause (ii) (A) above or such 360 day period in the case of clause (ii)(B) above, as applicable, and such (c) 340 day period in the case of clause (iii) above. Such additional interest will cease accruing on such Registrable Securities when all Registration Defaults have been cured. Notwithstanding the existence of more than one Registration Default, the interest rate on the Notes shall not be increased by more than 0.25% per annum.

          (f) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2(a) and Section 2(b) hereof.

     3. Registration Procedures.

     In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof and subject to the terms and conditions thereof, the Company shall reasonably promptly:

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          (a) prepare and file with the SEC under the 1933 Act a Registration Statement, which Registration Statement shall (x) be on an appropriate form under the 1933 Act selected by the Company, (y) in the case of a Shelf Registration, be on a form available for the sale of the Registrable Securities by the selling Holders thereof and (z) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Notes;

          (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d) use reasonable efforts (i) to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC and (ii) to cooperate with such Holder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to register or qualify but for this Section, (B) subject itself to taxation in any such jurisdiction if it is not then so subject or (C) consent to general service of process in any such jurisdiction if it has not already so consented;

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          (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for the Initial Purchasers promptly and, if requested by such Persons, confirm such advice in writing, (i) when such Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company to file a post-effective amendment to a Registration Statement;

          (f) make reasonable efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement and, as promptly as practicable, provide notice to each Holder of the withdrawal of any such order;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated by reference therein, if any, or exhibits thereto, unless so requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

          (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof while the Company maintains a Shelf Registration Statement, use reasonable efforts to prepare a supplement or post-effective amendment to the applicable Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Holders who have received the notice referred to in Section 3(e)(v) above hereby agree to suspend use of the

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Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, or any document which is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, counsel for the Holders) shall reasonably object;

          (k) obtain a CUSIP number for all Exchange Notes or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

          (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Notes or Registrable Securities, as the case may be, and cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and accountants designated by and counsel for the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case that would customarily be reviewed or examined in connection with a “due diligence” review of the Company; provided, however, that such representatives, attorneys or accountants shall be acceptable to the Company in its reasonable judgment and shall agree to enter into a written confidentiality agreement acceptable to the Company, if so requested, regarding any records, information or documents that are designated by the Company as confidential, unless such records, information or documents are available to the public or

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disclosure of such records, information or documents is required by court or administrative order, and to use information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

          (n) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement as necessary to enable such Holder to dispose of Registrable Securities pursuant to such Registration Statement under the 1933 Act, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such filing;

          (o) cause all Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, if so requested by the Majority Holders and (ii) if not theretofore rated, to be rated with the appropriate rating agencies, if so requested by the Majority Holders; and

          (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other customary actions, if any, in connection therewith (including those requested by counsel for the Holders) as the Majority Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities pursuant to a Shelf Registration Statement and in such connection, (i) to the extent possible, make such representations and warranties, and provide such indemnification and contribution, to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, (ii) obtain opinions of counsel to the Company in customary form, scope and substance, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) in customary form as permitted by Statement on Auditing Standards No. 72 (or any superseding statement on auditing standards) addressed to each selling Holder and Underwriter of Registrable Securities, subject to receipt of appropriate documentation as contemplated by Statement of Auditing Standards No. 72 (or any superseding statement on auditing standards), and (iv) deliver such customary documents and certificates as may be reasonably requested by counsel for the Majority Holders to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions in an underwriting agreement, provided, however, that the Company shall not be required to enter into any such underwriting agreement more than once and may delay entering into such agreement during any period in which a Suspension Notice (as defined below) is in effect.

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     In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in a Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as in the reasonable opinion of both the Company and the Company’s counsel shall be required under applicable securities laws and as the Company may from time to time reasonably request in writing for inclusion in such Shelf Registration Statement. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder’s intended method of distribution of such Exchange Notes, or fails or would fail to state a material fact regarding such Holder or such Holder’s intended method of distribution of such Exchange Notes required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Exchange Notes, an untrue statement of a material fact or fail to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such Holder shall comply with the provisions of the 1933 Act applicable to such Holder with respect to the disposition by such Holder of Exchange Notes covered by such Registration Statement in accordance with the intended methods of disposition by such Holder set forth in such Registration Statement.

     In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company (i) of the happening of any event of the kind described in Section 3(e) (iii) or (v) hereof, (ii) that the Company is in possession of material information that has not been disclosed to the public and the Company reasonably deems it to be advisable not to disclose such information in a Registration Statement or (iii) that the Company is in the process of a registered offering of securities and the Company reasonably deems it to be advisable to temporarily discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement (in each case, such notice being hereinafter referred to as a “Suspension Notice”), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement and shall not be entitled to the benefits of Section 5 hereof with respect to any sales made by it in contravention of this paragraph until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or a notice in accordance with Section 3(f) hereof that any order suspending the effectiveness of the Shelf Registration Statement has been withdrawn, or, in the case of (ii) or (iii) above, until further notice from the Company that disposition of Registrable Securities may resume; provided, that such further notice will be given within 90 days of the Suspension Notice in the case of (ii) above and within 120 days of the Suspension Notice in the case of (iii) above and; provided, further, that in the case of (ii) and (iii) above, any Suspension Notice must be based upon a good faith determination of the board of directors of the Company or the executive committee thereof that such notice is necessary; and, if so directed by the Company, such Holder will deliver to the

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Company (at the Company’s expense) or destroy all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such Suspension Notice.

     If the Company shall give any such Suspension Notice, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or advice from the Company that delivery may be resumed. There must be at least 90 consecutive days in any 365 day period during which a Suspension Notice pursuant to (ii) or (iii) above is not in effect.

     The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities proposed to be included in such offering, subject to the approval of the Company acting reasonably. In the case of any Underwritten Offering, the Company shall provide written notice to the Holders of all Registrable Securities covered by the applicable Shelf Registration Statement of such Underwritten Offering at least 30 days prior to the filing of a prospectus supplement for such Underwritten Offering. Such notice shall (x) offer each such Holder the right to participate in such Underwritten Offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such Underwritten Offering and (z) include the instructions such Holder must follow in order to participate in such Underwritten Offering.

     4. Participation of Broker-Dealers in Exchange Offer.

          (a) The Company understands that the staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the 1933 Act in connection with any resale of such Exchange Notes.

          (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration, to the extent, and with such reasonable modifications thereto, as may be reasonably requested by the Initial Purchasers or one or more Participating Broker-Dealers pursuant to clause 4(b)(ii) below in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the staff of the SEC recited in Section 4(a) above; provided that:

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               (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 90 days after the Offer Termination Date (as such period may be extended pursuant to the penultimate paragraph of Section 3) and Participating Broker-Dealers shall not be authorized by the Company to deliver, and shall not deliver, such Prospectus after such period in connection with the resales contemplated by this Section; and

               (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by the broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with a single representative of the Participating Broker-Dealers, which shall be Morgan Stanley & Co. Incorporated unless it elects not to act as such representative, in which case the representative shall be selected by a majority of the Participating Broker-Dealers, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers (and additionally including one local counsel) unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “cold comfort” letter with respect to the Prospectus in the form existing on the Offer Termination Date and with respect to each amendment or supplement thereof, if any, effected during the period specified in Section 4(b)(i) above; provided that the provisions of clauses (y) and (z) of this Section 4(b)(ii) shall apply only if one or more Participating Broker-Dealers holding at least $10,000,000 in principal amount of Registrable Securities shall request that the provisions of this Agreement as they relate to a Shelf Registration also apply to such Exchange Offer Registration for the disposition of Exchange Notes by Participating Broker-Dealers.

     5. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its respective directors, officers and employees, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of the 1933 Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser, director, officer, employee, Holder or Person controlling such Initial Purchaser or Holder, may become subject under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), or (ii) any omission or alleged omission to state in any Registration Statement (or any amendment thereto)

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or any Prospectus (or any amendment or supplement thereto) any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee of such Initial Purchaser, each Holder, and each Person who controls any such Initial Purchaser or Holder, promptly upon demand for any legal and other expenses reasonably incurred by such Initial Purchaser, director, officer, employee of that Initial Purchaser, Holder, and each such Person controlling such Initial Purchaser or Holder, in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Person specifically for inclusion therein; provided further, that with respect to any such untrue statement in or omission from a preliminary prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any such Person to the extent that any such loss, liability, claim, damage or action of or with respect to such Person results from the fact that both (A) to the extent required by applicable law, a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or given to such Person at or prior to the written confirmation of the sale of such Registrable Securities to such Person and (B) the untrue statement in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented, as the case may be) (unless, in either case, such failure to deliver such Prospectus (or the Prospectus as amended or supplemented, as the case may be) was a result of the failure of the Company to so provide such Prospectus (or the Prospectus as amended or supplemented, as the case may be)). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser, director, officer, employee, Holder or any Person controlling any Initial Purchaser or Holder.

          (b) Each Initial Purchaser and each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each Person, if any, who controls the Company within the meaning of the 1933 Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or any Person who controls the Company may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) the omission or alleged omission to state in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Initial

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     Purchaser or that Holder specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or any Person who controls the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or any Person who controls the Company in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser or any Holder may otherwise have to the Company or any such director, officer, employee or any Person who controls the Company.

          (c) Promptly after receipt by an indemnified person (the “Indemnified Person”) under this Section 5 of notice of any claim or the commencement of any action, the Indemnified Person shall, if a claim in respect thereof is to be made against the indemnifying person (the “Indemnifying Person”) under this Section 5, notify the Indemnifying Person in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Indemnifying Person shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the Indemnifying Person shall not relieve it from any liability which it may have to an Indemnified Person other than under this Section 5. If any such claim or action shall be brought against an Indemnified Person, and it shall notify the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Person, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person; provided, however, if any such action includes both the Indemnified Person and the Indemnifying Person, and the Indemnified Person shall have reasonably concluded that a conflict may arise between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person, the Indemnified Person or Persons shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Person or Persons. Upon receipt of notice from the Indemnifying Person to such Indemnified Person of such Indemnifying Person’s election to assume the defense of such action and approval by the Indemnified Person of counsel, the Indemnifying Person will not be liable to such Indemnified Person under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof unless (i) the Indemnified Person shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the Indemnifying Person shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Indemnifying Person. In no event shall the Indemnifying Person be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) for all Indemnified Persons in connection with any one action or series of separate but similar or related actions arising out of the same general allegations or circumstances. No Indemnifying Person shall (i) without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect

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to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the Indemnifying Person, the Indemnifying Person agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 5 shall be for any reason unavailable to or insufficient to hold harmless an Indemnified Person under Section 5(a) or 5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each Indemnifying Person shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability, or any action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Initial Purchasers or Holders on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers or the Holders the intent of the parties and their knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchasers and each Holder agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Initial Purchasers and the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Person as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for the purposes of this Section 5(d), any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Initial Purchaser or Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Initial Purchaser or Holder exceeds the amount of any damages that such Initial Purchaser or Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ and Holders’ obligations to contribute as provided in this Section 5(d) are several in proportion to the aggregate principal amount of Registrable Securities sold by them pursuant to such Registration Statement. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

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          (e) Any losses, claims, damages or liabilities for which an Indemnified Person is entitled to indemnification or contribution under this Section shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages or liabilities are incurred reasonably promptly after receipt by the Indemnifying Person of a request therefor by the Indemnified Person. The indemnity and contribution agreements contained in this Section shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser, any Holder or any Person controlling any Initial Purchaser or any Holder, the Company’s directors or officers or any Person controlling the Company, (ii) acceptance of any Exchange Notes, (iii) any termination of this Agreement and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

     6. Miscellaneous.

          (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 2(e) or 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section, which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

     All such notices and communications shall be deemed to have been duly given at the time delivered, if personally delivered; five business days after being deposited in the mail, postage pre-paid, if mailed; when receipt is acknowledged, if faxed; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

18

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment or assumption, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement and the Indenture. The Initial Purchasers shall have no liability or obligation to the Company, and the Company shall have no liability or obligation to the Initial Purchasers, with respect to any failure by a Holder (other than the Initial Purchasers) to comply with, or any breach by any Holder (other than the Initial Purchasers) of, the obligations of such Holder (other than the Initial Purchasers) under this Agreement.

          (e) Third Party Beneficiary. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and subject to the terms hereof shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (i) Severability. In the event that one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) No Piggyback on Registrations. Neither the Company, its affiliates nor any of their security holders (other than the Holders of Notes in such capacity) shall have the right to include any securities of the Company or its affiliates (other than Registrable Securities) in any Shelf Registration or Exchange Offer Registration, without the consent of the Holders participating in such.

          (k) Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated

19

hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the New York City hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 111 Eighth Avenue, New York, New York 10011, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          (l) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INTELSAT, LTD.

By:	___________________
Name:
Title:

MORGAN STANLEY & CO. INCORPORATED

By:___________________
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By: ___________________
Name:
Title:

BNP PARIBAS SECURITIES CORP.

By:___________________
Name:
Title:

Exhibit B

[Form of Opinion of Sullivan & Cromwell LLP]

November 7, 2003

Morgan Stanley & Co. Incorporated,
      1585 Broadway,
        New York, NY 10036.

Citigroup Global Markets Inc.,
      388 Greenwich Street,
        New York, NY 10013.

BNP Paribas Securities Corp.,
     The Equitable Tower,
        787 Seventh Avenue,
            New York, NY 10019.

Ladies and Gentlemen:

     In connection with the several purchases today by you pursuant to the Purchase Agreement, dated October 31, 2003 (the “Purchase Agreement”), among Intelsat, Ltd., a company organized under the laws of Bermuda (the “Company”), and you, of US$400,000,000 in aggregate principal amount of the Company’s 5 1/4% Senior Notes due 2008 (the “2008 Notes”) and US$700,000,000 in aggregate principal amount of the Company’s 6 1/2% Senior Notes due 2013 (the “2013 Notes”, and together with the 2008 Notes, the “Notes”) issued pursuant to the Indenture, dated as of

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April 1, 2002 (the “Indenture”), between the Company and The Bank of New York, as Trustee (the “Trustee”), we, as United States counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

     (1) Each of Intelsat Holdings LLC and Intelsat LLC has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware and has all limited liability company power and authority under the Delaware Limited Liability Company Act to own its properties and conduct its business as described in the Offering Memorandum relating to the Notes, dated October 31, 2003 (the “Offering Memorandum”).

     (2) Each of Intelsat Global Service Corporation and Intelsat USA Sales Corp. has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority under the laws

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of the State of Delaware to own its properties and conduct its business as described in the Offering Memorandum. Each of Intelsat Global Service Corporation and Intelsat USA Sales Corp. is duly authorized to transact business and is in good standing as a foreign corporation in the District of Columbia.

     (3) Intelsat (Bermuda), Ltd. is the owner of record of all of the outstanding shares of capital stock of Intelsat Global Service Corporation and all of the outstanding membership interests of Intelsat Holdings LLC. Intelsat Holdings LLC is the owner of record of all of the outstanding membership interests of Intelsat LLC. Intelsat Global Sales & Marketing Ltd. is the owner of record of all of the outstanding shares of capital stock of Intelsat USA Sales Corp. All of the outstanding shares of capital stock of each of Intelsat Global Service Corporation and Intelsat USA Sales Corp. have been duly authorized and validly issued and are fully paid and nonassessable. All of the outstanding membership interests of each of

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Intelsat Holdings LLC and Intelsat LLC have been duly authorized and validly issued.

     (4) Assuming the Indenture has been duly authorized, executed and delivered by the Company insofar as the laws of Bermuda are concerned, the Indenture has been duly executed and delivered by the Company insofar as the laws of the State of New York are concerned and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     (5) The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended.

     (6) Assuming the 2008 Notes have been duly authorized, executed, authenticated, issued and delivered insofar as the laws of Bermuda are concerned, the 2008 Notes have been duly executed,

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authenticated, issued and delivered insofar as the laws of the State of New York are concerned and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     (7) Assuming the 2013 Notes have been duly authorized, executed, authenticated, issued and delivered insofar as the laws of Bermuda are concerned, the 2013 Notes have been duly executed, authenticated, issued and delivered insofar as the laws of the State of New York are concerned and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability

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relating to or affecting creditors’ rights and to general equity principles.

     (8) Assuming the Registration Rights Agreement, dated as of November 7, 2003 (the “Registration Rights Agreement”), among the Company and you, has been duly authorized, executed and delivered by the Company insofar as the laws of Bermuda are concerned, the Registration Rights Agreement has been duly executed and delivered by the Company insofar as the laws of the State of New York are concerned and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided, however, that we express no opinion with respect to Section 5 of the Registration Rights Agreement.

     (9) Assuming the Purchase Agreement has been duly authorized, executed and delivered by the Company

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insofar as the laws of Bermuda are concerned, the Purchase Agreement has been duly executed and delivered by the Company insofar as the laws of the State of New York are concerned.

     (10) Neither registration of the Notes under the Securities Act of 1933, as amended (the “Securities Act”), nor qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for (i) the offer and sale of the Notes by the Company to you or (ii) the reoffer and resale of the Notes by you, in each case in the manner contemplated by the Offering Memorandum and the Purchase Agreement. We express no opinion, however, as to when or under what circumstances any Notes sold by you may be reoffered or resold.

     (11) The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes and the issuance of the Notes in accordance with the Indenture and the sale of the Notes by the Company to you pursuant to the Purchase Agreement does not and

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will not (i) violate Intelsat Global Service Corporation’s certificate of incorporation or by-laws, Intelsat USA Sales Corp.’s certificate of incorporation or by-laws, Intelsat Holdings LLC’s limited liability company agreement or Intelsat LLC’s limited liability company agreement or (ii) violate any Federal law of the United States, the laws of the State of New York, the Limited Liability Company Act of the State of Delaware or the General Corporation Law of the State of Delaware, except for such violations that would not have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, considered as one enterprise; provided, however, that for the purposes of this paragraph, we express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, economic sanctions laws affecting transactions with designated countries, specially designated nationals of those countries and others, the Employee Retirement Income Security Act of 1974,

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as amended, and related laws, communications laws or the Open-market Reorganization for the Betterment of International Telecommunications Act (Pub. L. No. 106-180, 114 Stat. 48 (2000) (amending the Communications Satellite Act of 1962)); provided, further, that insofar as performance by the Company of its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes is concerned, we express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights.

     (12) The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes, the issuance of the Notes in accordance with the Indenture and the sale of the Notes by the Company to you pursuant to the Purchase Agreement do not result in a default under or breach of (i) the 3-Year Credit Agreement, dated as of March 21, 2002 (the “3-Year Credit Agreement”), among the Company, the

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financial institutions listed in Schedule I thereto (the “Banks”) and Citibank, N.A., as agent for the Banks or (ii) the terms of the Company’s 7 5/8% Senior Notes due 2012 issued under the Indenture, in each case as of the date hereof; provided, however, that for the purposes of this paragraph, we express no opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, economic sanctions laws affecting transactions with designated countries, specially designated nationals of those countries and others, the Employee Retirement Income Security Act of 1974, as amended, and related laws, communications laws or the Open-market Reorganization for the Betterment of International Telecommunications Act (Pub. L. No. 106-180, 114 Stat. 48 (2000) (amending the Communications Satellite Act of 1962)); provided, further, that insofar as performance by the Company of its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes is concerned, we express no opinion as to bankruptcy, insolvency,

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reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights; and provided, further, that we express no opinion with respect to any default under or breach of Section 8.05 of the 3-Year Credit Agreement.

     (13) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York, the Limited Liability Company Act of the State of Delaware and the General Corporation Law of the State of Delaware for the execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes by the Company and for the issuance, sale and delivery of the Notes to you pursuant to the Purchase Agreement have been obtained or made (except for such consents, authorizations, approvals, filings, registrations or qualifications as may be required to be obtained or made under the Federal or state securities laws); provided, however, we express no opinion with respect to any Federal or state

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communications law or the Open-market Reorganization for the Betterment of International Telecommunications Act (Pub. L. No. 106-180, 114 Stat. 48 (2000) (amending the Communications Satellite Act of 1962)).

     (14) Assuming the Asset Purchase Agreement, dated as of July 15, 2003, as amended by Amendment No. 1 thereto, dated as of August 18, 2003, Amendment No. 2 thereto, dated as of September 12, 2003 and Amendment No. 3 thereto, dated as of October 21, 2003 (as so amended, but excluding any annexes, schedules or other attachments thereto, the “Asset Purchase Agreement”), among the Company, Intelsat (Bermuda), Ltd., Loral Space & Communications Corporation, as debtor and debtor-in-possession (“Loral Space”), Loral SpaceCom Corporation, as debtor and debtor-in-possession (“Loral SpaceCom”) and Loral Satellite, Inc., as debtor and debtor-in-possession (“Loral Satellite” and together with Loral Space and Loral SpaceCom, the “Sellers”), has been duly authorized, executed and delivered by each of the Company and Intelsat (Bermuda), Ltd. insofar as the laws of Bermuda are

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concerned and has been duly authorized, executed and delivered by each of the Sellers, the Asset Purchase Agreement has been duly executed and delivered by each of the Company and Intelsat (Bermuda), Ltd. insofar as the laws of the State of New York are concerned and, assuming that the Asset Purchase Agreement constitutes a valid and legally binding obligation of each of the Sellers enforceable against each of the Sellers in accordance with its terms, the Asset Purchase Agreement constitutes a valid and legally binding obligation of each of the Company and Intelsat (Bermuda), Ltd. enforceable against each of the Company and Intelsat (Bermuda), Ltd. in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     (15) The Company is not, and upon issuance and sale of the Notes as contemplated in the Purchase Agreement and the application of the proceeds

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therefrom as described in the Offering Memorandum under the caption “Use of Proceeds” will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     (16) Assuming the validity of such actions under the laws of Bermuda, under the laws of the State of New York relating to submission of personal jurisdiction, the Company has (i) validly and effectively submitted to the personal jurisdiction of any Federal court of the United States of America or any court of the State of New York, in each case located in the Borough of Manhattan in The City of New York, in any suit or proceeding brought by any one of you or all of you arising out of or relating to the Purchase Agreement, the Registration Rights Agreement, the Indenture or the Notes, (ii) has validly waived, to the fullest extent it may effectively do so, any objection to the laying of venue of any such proceeding in any such court and (iii) has validly and irrevocably appointed CT Corporation System, New York, as the authorized agent as described in Section 17 of

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the Purchase Agreement, Section 6(k) of the Registration Rights Agreement and Section 113 of the Indenture, and service of process effected in the manner set forth in Section 17 of the Purchase Agreement, Section 6(k) of the Registration Rights Agreement and Section 113 of the Indenture will be effective to confer valid personal jurisdiction over the Company in any such action, subject, in each case, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating or affecting creditors’ rights and to general equity principles.

     The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York, the Limited Liability Company Act of the State of Delaware and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. We understand that you are relying, as to all matters governed by the laws of Bermuda, upon the opinion dated the date hereof of Conyers

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Dill & Pearman, Bermuda counsel to the Company, which is being delivered to you by such counsel.

     With respect to the opinion expressed in paragraph (2) above as to the due qualification of each of Intelsat Global Service Corporation and Intelsat USA Sales Corp. to transact business as a foreign corporation in the District of Columbia and its good standing as a foreign corporation in the District of Columbia, we have, with your approval, relied solely upon a review of a certificate of the District of Columbia Department of Consumer and Regulatory Affairs as to the due qualification of each of Intelsat Global Service Corporation and Intelsat USA Sales Corp., respectively, as a foreign corporation to transact business in, and its good standing in, the District of Columbia. You understand and agree that we have no responsibility for the information included in such certificate.

     In rendering the opinion in paragraph (3) above, we have reviewed the stock ledger of each of Intelsat Global Service Corporation and Intelsat USA Sales Corp., and the register of membership of each of Intelsat Holdings

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LLC and Intelsat LLC, in each case as of the date hereof, and we have assumed the accuracy of such ledger and registers.

     We express no opinion in paragraphs (4), (8), (11), (12), (13) and (14) with respect to any provision of any agreement purporting to require indemnification of, or contribution to, the losses, damages, claims, expenses or liability of any person.

     In connection with our opinion set forth in paragraph (10) above, we have, with your approval, relied upon the representations, warranties and agreements of the Company and you in the Purchase Agreement as to the absence of any general solicitation, general advertising or directed selling efforts in connection with the offering of the Notes, the character of the offerees and the purchasers of the Notes and as to certain other related matters. In addition, with your approval, we have assumed that all offers and sales of the Notes made by Morgan Stanley & Co. Incorporated in reliance upon an exemption from the registration requirements of the Securities Act other than that provided by Rule 144A or Rule 903 thereunder have been

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or will be made in accordance with the private placement procedures for offerings of this type that we have previously discussed with Morgan Stanley & Co. Incorporated, and which include, among other things, procedures reasonably designed by Morgan Stanley & Co. Incorporated to ensure that such offers and sales are made only to institutional investors that are “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     The opinion set forth in paragraph (14) above is subject to the following comments and qualifications:

     A. The enforceability of any provision of the Asset Purchase Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

     B. We express no opinion as to the validity, binding effect or enforceability of any disclaimers or waivers set forth in any of the Asset Purchase Agreement to the extent that such disclaimers or waivers may not be given under applicable law.

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     C. We express no opinion as to the validity, binding effect or enforceability of Section 8.2(c) of the Asset Purchase Agreement.

     D. We note that the provisions of the Asset Purchase Agreement that permit the parties thereto to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith.

     E. We express no opinion as to Section 12.11 of the Asset Purchase Agreement as it relates to the subject matter jurisdiction of the United States Bankruptcy Court for the Southern District of New York or the United States District Court for the Southern District of New York to adjudicate any controversy related to the Asset Purchase Agreement.

     We note that the designation in Section 12.11 of the Asset Purchase Agreement of the United States Bankruptcy Court for the Southern District of New York or the United States District Court for the Southern District of New York as the venue for actions and

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proceedings relating to the Asset Purchase Agreement is, notwithstanding the waiver of inconvenient forum set forth in Section 12.11 of the Asset Purchase Agreement with respect to proceedings in those courts, subject to the power of those courts to transfer actions pursuant to 28 U.S.C. Section 1404(a), 28 U.S.C. Section 1412 or Bankruptcy Rule 7087, 11 U.S.C. or to dismiss such action or proceedings on the grounds that such court is an inconvenient forum for such an action or proceeding.

     We also note that pursuant to the Sale Order (as defined in the Asset Purchase Agreement), the Bankruptcy Court for the Southern District of New York has expressly retained jurisdiction to interpret and enforce terms of the Sale Order and the Asset Purchase Agreement, and to adjudicate any and all disputes with respect thereto, provided that such Court’s jurisdiction of any proceeding to which no Debtor (as defined in the Sale Order) is a party is non-exclusive and concurrent with the jurisdiction of any other court

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that has jurisdiction in the absence of the Sale Order.

     F. We express no opinion with respect to any provision of the Asset Purchase Agreement insofar as such provision is invalid, not binding or unenforceable under the laws of the jurisdiction under which a party to the Asset Purchase Agreement is organized.

     G. We express no opinion as to the validity, binding effect or enforceability of any provision of the Asset Purchase Agreement to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York or a United States District Court sitting in the State of New York, in each case, applying the choice of law principles of the State of New York.

     In connection with our opinions set forth in paragraph (14) above, we have assumed without independent verification that:

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     A. Each of the parties to the Asset Purchase Agreement is duly organized and validly existing under the laws of the jurisdiction of its organization and, if relevant under such laws, in good standing.

     B. Each of the parties to the Asset Purchase Agreement has the power and authority (corporate and other) to execute, deliver and consummate the transactions contemplated by the Asset Purchase Agreement.

     C. To the extent that the laws of Bermuda are applicable to the Asset Purchase Agreement, the Asset Purchase Agreement constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms.

     D. The execution, delivery and performance of the Asset Purchase Agreement by each of the parties thereto complies and will comply with all applicable laws, with each requirement imposed by any court or governmental body having jurisdiction over any of such parties and with the organizational documents of each such party, and do not and will not result in a

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     default under or a breach of any agreement or instrument binding upon any of such parties.

     In connection with our opinion set forth in paragraph (16) above, we assume that any such action will be properly brought in a court having jurisdiction over the subject matter, and we are expressing no opinion with respect to the subject matter jurisdiction of any such court. Also, we are expressing no opinion as to whether or under what circumstances such a court might decline to accept jurisdiction over such action on the ground that the State of New York is an inconvenient forum.

     With your approval, we have relied as to certain matters on information obtained from public officials, officers and directors of the Company, Intelsat Holdings LLC, Intelsat LLC, Intelsat Global Service Corporation, Intelsat USA Sales Corp. and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Notes conform to the specimens thereof examined by us, that the Trustee’s certificate of authentication of the Notes has been manually signed by one

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Citigroup Global Markets Inc.
BNP Paribas Securities Corp.	-24-

of the Trustee’s authorized officers and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

Very truly yours,

Exhibit C

[Form of Opinion of Conyers Dill & Pearman]

November 7, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway New York, NY 10036	DIRECT LINE: 441 299 4997 E-MAIL: wllee@cdp.bm OUR REF: WLL/dor/316286/corpdocs/90478 YOUR REF:
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

BNP Paribas Securities Corp.
The Equitable Tower
787 Seventh Avenue New York, NY 10019

(collectively, the “Initial Purchasers”)

Dear Sirs

Intelsat, Ltd. (the “Company”) and Intelsat (Bermuda), Ltd. (the “Subsidiary” and together with the Company, the “Companies”)

We have acted as special legal counsel in Bermuda to the Company in connection with the offer and sale by the Company to the Initial Purchasers of (i) US$400,000,000 in aggregate principal amount of 5-1/4% Senior Notes of the Company due 2008 and (ii) US$700,000,000 in aggregate principal amount of 6-1/2% Senior Notes of the Company due 2013. This opinion is being rendered to the Initial Purchasers at the request of the Company pursuant to the Purchase Agreement by and among the Company and the Initial Purchasers dated October 31, 2003 (the “Purchase Agreement”).

For the purposes of giving this opinion, we have examined copies of the following documents:

(i)	the Purchase Agreement;

(ii)	the Indenture between the Company and the Bank of New York, as Trustee dated April 1, 2002 (the “Indenture”);

(iii)	the Registration Rights Agreement among the Company and the Initial Purchasers dated November 7, 2003 (the “Registration Rights Agreement”);

(iv)	two 5-1/4% Senior Notes of the Company due November 1, 2008 in the aggregate principal amount of US$400,000,000 and three 6-1/2% Senior Notes of the Company

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November 7, 2003

due November 1, 2013 in the aggregate principal amount of US$700,000,000 payable to Cede & Co. and each dated November 7, 2003 (collectively, the “Notes”);

(v)	the final offering memorandum of the Company in connection with the offer of the Notes dated October 31, 2003 (the “Offering Memorandum”); and

(vi)	the asset purchase agreement dated as of July 15, 2003, as amended by Amendment No. 1 thereto, dated as of August 18, 2003, Amendment No. 2 thereto, dated as of September 12, 2003 and Amendment No. 3 thereto, dated as of October 21, 2003 (the “Asset Purchase Agreement”) by and among the Company, the Subsidiary and Loral Space & Communications Corporation (“LSC”), Loral SpaceCom Corporation (“Loral SpaceCom”) and Loral Satellite, Inc. (“Loral Satellite,” together with LSC and Loral SpaceCom, the “Sellers”).

The documents listed in items (i) through (iii) above are herein sometimes collectively referred to as the “Documents”. The term “Exchange Notes” has the meaning set out in the Registration Rights Agreement. (The terms “Documents,” “Asset Purchase Agreement,” “Offering Memorandum,” “Notes” and “Exchange Notes” do not include any other instrument or agreement whether or not specifically referred to therein or attached as an exhibit or schedule thereto).

We have also reviewed the memorandum of association of the Company, as amended (the “Company MOA”), the memorandum of association of the Subsidiary, the amended and restated bye-laws of the Company and the bye-laws of the Subsidiary, each of which was certified by the Secretary of each respective Company on November 7, 2003, resolutions passed by the board of directors of the Company at meetings of the Company’s directors held on June 4th and 5th, 2003 and certified by the Assistant Secretary of the Company on November 7, 2003 (the “June Board Resolutions”), resolutions passed by the board of directors of the Company at meetings of the Company’s directors held on July 14th, 2003, September 9th and 10th, 2003 and October 27th, 2003 and certified by the Chairman of the Company on November 7, 2003 (the “Other Board Resolutions,” together with the June Board Resolutions, the “Board Resolutions”), minutes of a meeting of the Strategic Affairs and Finance Committee (the “SAFC”) of the board of directors of the Company held on October 17th, 2003 signed by the Chairman of the SAFC and certified by the Assistant Secretary of the Company on November 7, 2003 (the “SAFC Minutes”), unanimous written resolutions of the SAFC dated November 7, 2003 and certified by the Assistant Secretary of the Company on November 7, 2003 (the “SAFC Resolutions”), and unanimous written resolutions of the board of directors of the Subsidiary dated October 31, 2003 and certified by the Secretary of the Subsidiary on November 7, 2003 (the “Subsidiary Resolutions”), and such other documents and made such enquiries as to questions of law as we have deemed necessary in order to render the opinion set forth below.

We have assumed (a) the Exchange Notes will be issued pursuant to, in the form of and in accordance with the terms and conditions set forth in the Indenture and the Registration Rights Agreement; (b) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken; (c) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been examined by us all changes thereto have been marked or otherwise drawn to our

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attention; (d) the capacity, power and authority of each of the parties to the Documents and to the Asset Purchase Agreement, other than the Company and the Subsidiary (in the case of the Subsidiary, the Asset Purchase Agreement), to enter into and perform its respective obligations under the Documents and the Asset Purchase Agreement; (e) the due execution of the Documents and the Asset Purchase Agreement by each of the parties thereto, other than the Company and the Subsidiary (in the case of the Subsidiary, the Asset Purchase Agreement), and the delivery thereof by each of the parties thereto; (f) the accuracy and completeness of all factual representations made in the Documents, the Asset Purchase Agreement, the Notes, the Exchange Notes, the Offering Memorandum and the other documents reviewed by us; (g) that the resolutions contained in the SAFC Minutes, the Board Resolutions, the SAFC Resolutions and the Subsidiary Resolutions were duly adopted and approved in the form reviewed by us and in accordance with the Company’s and Subsidiary’s memorandum of association and bye-laws, as the case may be, and remain in full force and effect and have not been rescinded, amended or supplemented; (h) that the Company is entering into the Documents, the Asset Purchase Agreement, the Notes and Exchange Notes and issuing the Notes and Exchange Notes pursuant to its activities as a holding company and its business of being a telecommunications provider and that the Subsidiary is entering into the Asset Purchase Agreement pursuant to its activities as a holding company and its business of being a telecommunications provider; (i) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein; (j) the validity and binding effect under the laws of the State of New York (the “Foreign Laws”) of the Documents, the Asset Purchase Agreement, the Notes and the Exchange Notes which are expressed to be governed by such Foreign Laws in accordance with their respective terms; (k) the validity and binding effect under the Foreign Laws of the submission by the Company pursuant to the Documents to the exclusive jurisdiction of the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (the “Foreign Courts”); (l) the validity and binding effect under the Foreign Laws of the submission by the Company and the Subsidiary pursuant to the Asset Purchase Agreement to the exclusive jurisdiction of the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) to the extent that the Bankruptcy Court has jurisdiction over a certain action or proceeding and in all other cases, to the United States District Court for the Southern District of New York; (m) that none of the parties to the Documents or the Asset Purchase Agreement has carried on or will carry on activities, other than the performance of its obligations under the Documents, the Asset Purchase Agreement, the Notes or Exchange Notes, which would constitute the carrying on of investment business in or from within Bermuda and that none of the parties to the Documents or the Asset Purchase Agreement, other than the Company or the Subsidiary, will perform its obligations under the Documents or the Asset Purchase Agreement in or from within Bermuda; (n) that the indebtedness incurred by the Company upon the issuance of the Notes or the Exchange Notes (as the case may be) together with all other indebtedness for borrowed money of the Company and its subsidiaries outstanding after such respective issuance would not result in the total indebtedness for borrowed money of the Company and its subsidiaries exceeding 75% of the total consolidated shareholders’ equity and lo ng-term debt of the Company and its subsidiaries immediately following such respective issuance as set forth in the Company’s consolidated financial statements; (o) that all consents, approvals, authorizations and notices the Sellers must obtain in accordance with applicable law and those set forth in sections 3.4 and 4.3 of the Asset Purchase Agreement have been given or made; (p) that none of the terms of the Asset Purchase Agreement (individually or collectively) constitute an unreasonable restraint of trade; (q)

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that under the Foreign Laws, the Documents, the Asset Purchase Agreement, the Notes and the Exchange Notes do not create a charge over the assets or property of either the Company or the Subsidiary; (r) that at the time of entering into the Documents and the Asset Purchase Agreement, and after entering into the Documents and the Asset Purchase Agreement, each of the Company and the Subsidiary is and will be able to pay its liabilities as they become due; and (s) at the time of issuance of the Notes and the Exchange Notes and at any time thereafter, the Bermuda Monetary Authority will not have revoked or amended its consent to the issue and subsequent transfer of the Notes and the Exchange Notes.

The obligations of the Company under the Documents, the Asset Purchase Agreement, the Notes and the Exchange Notes (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors; (b) will be subject to statutory limitation of the time within which proceedings may be brought; (c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available; and (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

We express no opinion as to the enforceability of any provision of the Documents, the Asset Purchase Agreement, the Notes or the Exchange Notes which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company.

We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and is not to be relied upon by any other person, firm or entity or in respect of any other matter.

On the basis of and subject to the foregoing, we are of the opinion that:

1.	Each of the Company and the Subsidiary is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

2.	Based solely upon a review of the register of members of the Company certified by the Secretary of the Company on November 7, 2003 and a review of the Company MOA certified by the Secretary of the Company on November 7, 2003, the Company’s authorised share capital is US$657,500,000.00 and the issued share capital of the Company consists of 166,666,755 Ordinary Shares of par value US$3.00 each, each of which is validly issued,

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fully paid and non-assessable (which term when used herein shall mean that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

3.	The Company has the necessary corporate power and authority to enter into and perform its obligations under the Documents, the Notes and the Exchange Notes. Each of the Company and the Subsidiary has the necessary corporate power and authority to enter into and perform its respective obligations under the Asset Purchase Agreement. The execution and delivery of the Documents, the Notes and the Exchange Notes by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda. The execution and delivery of the Asset Purchase Agreement by the Company and the Subsidiary and the performance by the Company and the Subsidiary of their respective obligations thereunder will not violate the respective memorandum of association or bye-laws of the Company or the Subsidiary nor any applicable law, regulation, order or decree in Bermuda.

4.	The Company has taken all corporate action required to authorise its execution, delivery and performance of the Documents, the Notes and the Exchange Notes. The Documents and the Notes have been duly executed and delivered by and on behalf of the Company and constitute the valid and binding obligations of the Company enforceable in accordance with the terms thereof. Each of the Company and the Subsidiary has taken all corporate action required to authorise its execution, delivery and performance of the Asset Purchase Agreement. The Asset Purchase Agreement has been duly executed and delivered by and on behalf of the Company and the Subsidiary and constitutes the valid and binding obligations of the Company and the Subsidiary enforceable in accordance with the terms thereof.

5.	No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance by the Company or the Subsidiary and enforcement against the Company or the Subsidiary of the Documents, the Asset Purchase Agreement, the Notes or the Exchange Notes, except such as have been duly obtained in accordance with Bermuda law and except for any filings required to be made with the Registrar of Companies in Bermuda in connection with the offer or issuance by the Company of the Exchange Notes.

6.	There is no income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Documents, the Notes or the Exchange Notes.

7.	Neither the Documents, Notes or Exchange Notes will be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of the Documents, the Notes or the Exchange Notes.

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8.	It is not necessary or advisable in order for the holders of the Notes or the Exchange Notes to enforce their rights under the Documents, including the exercise of remedies thereunder, that they be licensed, qualified or otherwise entitled to carry on business in Bermuda.

9.	Based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981 conducted at 10:00 am on November 7, 2003 (which would not reveal details of matters which have been lodged for registration but not actually registered at the time of our search), there are no charges registered on the assets of the Company or the Subsidiary.

10.	Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at 10:00 am on November 7, 2003 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Companies, nor any legal or governmental proceedings pending in Bermuda to which the Companies are subject.

11.	The statements in the Offering Memorandum under the captions “Service of Process and Enforcement of Liabilities” and “Taxation—Bermuda” insofar as such statements constitute a summary of the matters of Bermuda law referred to therein, fairly and accurately represent such legal matters in all material respects.

12.	The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Documents or the Notes in respect of itself or its property.

13.	The Documents and the Notes are in an acceptable legal form under the laws of Bermuda for enforcement thereof in Bermuda.

14.	Under Bermuda law, no personal liability will attach to the holders of the Notes or the Exchange Notes for the debts or obligations of the Company solely as a result of their status as holders of the Notes or the Exchange Notes, as the case may be.

15.	As a general principle, Bermuda law does not restrict the transferability of the Notes or the Exchange Notes provided transfers are done in accordance with (a) the terms and conditions of the Notes, Exchange Notes, the Offering Memorandum, the Documents and any registration statement or prospectus filed with respect to the Exchange Notes and (b) the written permission of the Bermuda Monetary Authority dated October 29, 2003.

16.	The choice of the Foreign Laws as the governing law of the Documents, the Notes and the Exchange Notes is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in the Documents to the exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company.

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17.	The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Documents, the Notes or the Exchange Notes under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of Bermuda; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

18.	Based solely upon a review of a copy of the register of members of the Subsidiary certified by the Secretary of the Subsidiary on November 7, 2003, all of the issued shares of the Subsidiary are registered in the name of the Company and are validly issued, fully paid and non-assessable.

Yours faithfully

Exhibit D

[Form of Opinion of General Counsel to the Company]

November 7, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

BNP Paribas Securities Corp.
The Equitable Tower
787 Seventh Avenue
New York, NY 10019

Ladies and Gentlemen:

I am the General Counsel of Intelsat Global Service Corporation, a Delaware corporation, and am delivering this opinion to you in accordance with the provisions of Section 7(e) of the Purchase Agreement, dated October 31, 2003 (the “Purchase Agreement”), among Intelsat, Ltd. (the “Company”) and the initial purchasers named therein, relating to the offering of US$400,000,000 in aggregate principal amount of the Company’s 5 1/4% Senior Notes due 2008 (the “2008 Notes”) and US$700,000,000 in aggregate principal amount of the Company’s 6 1/2% Senior Notes due 2013 (together with the 2008 Notes, the “Notes”).

Capitalized terms used in this opinion that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement, unless otherwise defined herein.

In connection with this opinion, I have examined and reviewed or caused to be examined and reviewed by individuals under my supervision all records, agreements and documents as I have deemed relevant or appropriate for the purpose of rendering this opinion. In connection with this review, the records, agreements and documents referred to above have been relied upon without independent verification.

In arriving at the opinions expressed below, I have assumed, and not verified, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as conformed or photostatic copies.

I have also assumed, for purposes of the opinions expressed below, (i) that all parties to the Purchase Agreement, the Registration Rights Agreement and the Indenture (collectively, the “Operative Documents”), including the Company, have the corporate power and authority to enter into and perform each of the Operative Documents and that each of the Operative

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Citigroup Global Markets Inc.
BNP Paribas Securities Corp.
November 7, 2003

Documents has been duly authorized, executed and delivered by each such party and is enforceable against such party in accordance with its terms, and (ii) that all parties to the Asset Purchase Agreement (as defined below), including the Company, have the corporate power and authority to enter into and perform the Asset Purchase Agreement and that the Asset Purchase Agreement has been duly authorized, executed and delivered by each such party and is enforceable against such party in accordance with its terms.

Based upon the foregoing, and subject to the limitations set forth herein, it is my opinion that:

     (1) To my knowledge, except as described in the Offering Memorandum, neither the Company nor any of the Subsidiaries (i) is in violation of its memorandum of association, certificate of incorporation or certificate of formation, as the case may be, or bye-laws, limited liability company agreement or other organizational documents or (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, trust deed, mortgage, or other agreement or instrument to which it is a party or by which it or any material part of its assets is bound that is material to the Company and its Subsidiaries, considered as one enterprise.

     (2) The execution, delivery and performance of the Operative Documents by the Company and of the Asset Purchase Agreement, dated as of July 15, 2003, among the Company and Intelsat (Bermuda), Ltd. and Loral Space & Communications Corporation, Loral SpaceCom Corporation and Loral Satellite, Inc., as amended or modified from time to time (the “Asset Purchase Agreement”), by the Company and Intelsat (Bermuda), Ltd. and the consummation of the transactions contemplated thereby and the issuance of the Notes in accordance with the Indenture do not and will not (i) violate, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, trust deed, mortgage or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any material part of its assets is bound that is material to the Company and its Subsidiaries, considered as one enterprise, or (ii) violate any District of Columbia law or, to my knowledge, any order, injunction, rule, regulation, policy, license, authorization requirement, writ or decision or decree of any court, administrative body or governmental instrumentality having jurisdiction over the Company or any of the Subsidiaries or their property, except in the case of clause (ii) for such violations that would not have a Material Adverse Effect; PROVIDED, HOWEVER, that for purposes of this paragraph (2), I express no opinion with respect to (A) any judgment, order, injunction, rule, regulation, policy, license, authorization requirement, writ or decision or decree of any court, administrative body or governmental instrumentality of or located in Bermuda or the United Kingdom, (B) Federal or state securities laws, other antifraud laws, fraudulent transfer laws, communications laws or the Open-market Reorganization for the Betterment of International Telecommunications Act (Pub. L. No. 106-180, 114 Stat. 48(2000) (amending the Communications Satellite Act of 1962)), (C) bankruptcy, insolvency, reorganization, moratorium and similar laws of general

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BNP Paribas Securities Corp.
November 7, 2003

applicability relating to or affecting creditors’ rights or with respect to any provision of any agreement purporting to require indemnification of, or contribution to, the losses, damages, claims, expenses or liability of any person or (D) any default under or breach of Section 8.05 of the Credit Agreement, dated as of March 21, 2002, among the Company, the various banks party thereto and Citibank, N.A., as agent for the banks party thereto.

     (3) To my knowledge, except as disclosed in the Offering Memorandum, there are no actions, suits, investigations, complaints or proceedings pending or threatened and no orders, decrees or rulings that might reasonably be expected to have a Material Adverse Effect.

     (4) To my knowledge, except as disclosed in the Offering Memorandum or would not have a Material Adverse Effect, (i) the Company and each of the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, (ii) neither the Company nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, and (iii) each of the Company and the Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof.

This opinion is provided by me as General Counsel of Intelsat Global Service Corporation to you in accordance with the requirements of Section 7(e) of the Purchase Agreement. This opinion is limited to the Federal laws of the United States of America and the laws of the District of Columbia and to present judicial interpretations thereof and to the facts as they presently exist.

This opinion speaks only as of today’s date, and is limited to present statutes, regulations and judicial interpretations. In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws be changed by legislative or regulatory action, judicial decision or otherwise. This opinion is furnished to you solely in connection with the transactions contemplated by the Purchase Agreement and may not be relied upon by any other person or entity or by you in any other context.

Very truly yours,

Exhibit E

[Form of Opinion of Wiley, Rein & Fielding]

November 7, 2003

Morgan Stanley & Co. Incorporated,
1585 Broadway,
New York, NY 10036

Citigroup Global Markets Inc.
388 Greenwich Street,
New York, NY 10013

BNP Paribas Securities Corp.,
The Equitable Tower,
787 Seventh Avenue,
New York, NY 10019

Dear Ladies and Gentlemen:

We have served as special Federal Communications Commission (“FCC”) counsel to Intelsat LLC, a subsidiary of Intelsat, Ltd. (the “Company”). We are furnishing this opinion to you in connection with the Purchase Agreement (the “Purchase Agreement”) between the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., and BNP Paribas Securities Corp. (the “Initial Purchasers”) of US$400,000,000 in aggregate principal amount of the Company’s 5 1/4% Senior Notes due 2008 and US$700,000,000 in aggregate principal amount of the Company’s 6 1/2% Senior Notes due 2013 (collectively the “Notes”). Unless otherwise defined herein, capitalized terms defined in the Purchase Agreement have the same meanings when used herein.

In rendering our opinion, we have examined copies of the Purchase Agreement, the Offering Memorandum, the Offered Notes, the Registration Rights Agreement, the Indenture, and such matters of law as we have deemed appropriate. We have assumed, without independent investigation, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies, and the full authorization, execution, and delivery of all documents by parties responsible therefor. Additionally, we have relied upon the representations made by the Company in the Purchase Agreement and other documents referred to therein or contemplated thereby, upon the statements of officers and representatives of the Company and Intelsat LLC, and upon records routinely available for public inspection at the FCC as of November 6, 2003. We have not independently verified and are not passing upon, and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in paragraph (4) of this opinion below). However, no facts have come to our attention which lead us to believe that the Offering Memorandum, as of its date and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We have assumed the completeness of the public files maintained by the FCC and the accuracy and authenticity of all documents contained therein. We have not examined the files or made inquiry of any state authority. We have not made any inspection, investigation or other inquiry into the operations or facilities of the Company and Intelsat LLC, nor are we are qualified to do so, and in this regard, we have relied on the Company’s representations with respect to the nature of the operations and facilities of the Company.

We are admitted to practice law in the District of Columbia. Our opinion herein is limited to Federal and, to the extent applicable, state law, including implementing Executive Orders and regulations in effect on the date of this opinion (including, without limitation the Communications Act of 1934, as amended (the “1934 Act”), 47 U.S.C. §§ 151 et seq., the Communications Satellite Act of 1962, the Telecommunications Act of 1996 (the “1996 Act”), Pub. L. No. 104-104, 110 Stat. 56 (1996), the Open-market Reorganization for the Betterment of International Telecommunications Act (“ORBIT Act”), Pub. L. No. 106-180, 114 Stat. 48 (2000) and published rules, regulations, and written policies promulgated thereunder by the FCC as of the date hereof) (“Telecom Laws”). We have not considered other actions, approvals, or proceedings, whether outstanding, pending, or threatened, before entities other than the FCC; and we do not express any opinion as to any laws other than those specified at the outset of this paragraph. In particular, we have not examined any foreign, state, or local laws, rules, regulations, or policies affecting satellite communications.

Whenever our opinion herein with the respect to the existence (or absence) of facts is qualified by the phrase “to the best of our knowledge,” it is intended to indicate that, during the course of our representation of Intelsat LLC, no information has come to our attention which would give us actual knowledge of the existence (or absence) of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence (or absence) of such facts should be drawn from the fact of our representation of Intelsat LLC.

Based on and subject to the foregoing, we are of the opinion that:

          (1) The issuance and sale of the Offered Notes, the performance by the Company of the Purchase Agreement, the Offered Notes, the Registration Rights Agreement, the Indenture and the Asset Purchase Agreement (the “APA”), dated as of July 15, 2003, among the Company and

Intelsat (Bermuda), Ltd. and Loral Space & Communications Corporation, Loral SpaceCom Corporation and Loral Satellite, Inc., as amended, and in each case the consummation of the transactions therein contemplated and in the Offering Memorandum do not violate any applicable provision of the Telecom Laws (as defined herein), or any of the published rules, regulations or written policies promulgated thereunder by the FCC, and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any licenses issued to the Company or its Subsidiaries pursuant to the 1934 Act (“Communications Licenses”).

          (2) No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required under the Telecom Laws for the issuance and sale of the Offered Notes, for the Exempt Resales or for the consummation of the other transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Offered Notes, the Indenture or, except as described in the Offering Memorandum, the APA.

          (3) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, there are no formal actions, suits or proceedings pending, or, to the best of our knowledge, investigations or threatened actions, suits or proceedings against the Company or any of the Subsidiaries before the FCC.

          (4) The statements in the Offering Memorandum discussing regulation by the FCC and the requirements of the ORBIT Act under the captions “Summary—Intelsat, Ltd.—Recent Developments,” “Risk Factors-Risk Factors Relating to the Proposed Acquisition of Satellites and Other Related Assets from Loral,” “Risk Factors—Risk Factors Related to Our Privatization,” “Risk Factors — Risk Factors Relating to Regulation,” “About Intelsat, Ltd.,” “Agreement to Purchase the North American Satellite Assets of Loral,” “Business-Regulation,” and “Business-Network,” insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present such legal matters, documents or proceedings.

          (5) To the best of our knowledge, the Company and its Subsidiaries: (a) are in compliance with the Telecom Laws; (b) have received all licenses required of them under the Telecom Laws to conduct their business, with no material qualifications or restrictions except as disclosed in the Offering Memorandum and as noted in paragraph 6; and (c) are in compliance with all terms and conditions of the Communications Licenses which are in full force and effect, except to the extent that such noncompliance would not have a Material Adverse Effect.

          (6) The FCC has granted Intelsat LLC licenses to operate 23 existing C-band and Ku-band satellites presently owned and operated by the Company; to construct, launch and operate 1 new satellite; and to relocate among 22 U.S. orbital locations certain currently operating satellites upon the launch of new satellites. That grant of authority is conditioned upon the Company and its subsidiary, Intelsat LLC, privatizing in a manner consistent with Sections 621 and 622 of the ORBIT Act. The FCC has determined that the Company and its subsidiary, Intelsat LLC, will privatize in a manner consistent with Sections 621 and 622 of the ORBIT Act provided that the Company conducts an initial public offering consistent with Sections 621(2) and 621(5)(A)(i) of the ORBIT Act. From time to time in the ordinary course of the business of the Company or its subsidiary, Intelsat LLC, certain of these licenses issued pursuant to the 1934 Act have been modified and in the future may be modified again and certain other authorizations, consents, or approvals of the FCC have been acquired and in the future may be acquired again.

This opinion is being furnished to you subject to the qualifications and limitations expressed herein, and has been prepared solely for your exclusive benefit, and is intended to be relied upon solely by you in connection with the issuance of the Offered Notes and in the preparation of the Offering Memorandum. This opinion may not be quoted in whole or in part or otherwise referred to, or furnished to any governmental agency or other entity or person, without written consent, except as provided in the preceding sentence. It may not be used by any other person or entity without express written consent of this firm, and may be relied upon only with respect to the specific matters which are the subject hereof. The opinion expressed herein is as of the date hereof, and we assume no obligation to advise you of any changes in the foregoing opinion.

Very truly yours,

Exhibit F

[Form of Opinion of Slaughter and May]

Form of Slaughter and May Legal Opinion

Morgan Stanley & Co. Incorporated,
1585 Broadway,
New York, NY 10036.

Citigroup Global Markets Inc.,
388 Greenwich Street,
New York, NY 10013.

BNP Paribas Securities Corp.,
The Equitable Tower,
787 Seventh Avenue,
New York, NY 10019.

Dear Sirs,

Intelsat Global Sales & Marketing Ltd.

We have acted as English legal advisers to Intelsat, Ltd., a company incorporated under the laws of Bermuda (the “Company”) in connection with the issue and sale by the Company of the Offered Notes to the Initial Purchasers (the “Offering”). This opinion is limited to certain matters relating to Intelsat Global Sales & Marketing Ltd. (formerly Intelsat U.K., Ltd.), a company incorporated under the laws of England and Wales (“Intelsat U.K.”).

Capitalised terms used in this letter and the Schedules and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement dated 31 October, 2003 between the Company and the Initial Purchasers (the “Purchase Agreement”).

We have taken instructions solely from the Company. As requested by the Company, this opinion is delivered pursuant to clause 7(g) of the Purchase Agreement.

We are only able to give advice in relation to English law and the opinions contained in this letter are necessarily confined to English law. We have not made any investigation of, and do not express any opinion on, any other law. We have assumed that none of the opinions expressed below would be affected by the laws of any jurisdiction outside England and Wales.

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Assumptions

1. For the purposes of this letter, we have assumed each of the following:

(i)	the conformity to original documents of specimens, conformed copies, certified copies, translated documents or photocopies examined for the purpose of the opinion;

(ii)	that the copy of the memorandum and articles of association of Intelsat U.K. examined by us is complete and up to date and would, if issued today, have complied, as respects the articles of association, with section 380 of the Companies Act 1985;

(iii)	that the information disclosed by our searches on 7 November, 2003 of the Companies House database and at the office of the Registrar of Companies in London and at the Central Registry for Winding-up Petitions on 7 November, 2003 in relation to Intelsat U.K. was then complete, up to date and accurate and has not since then been materially altered or added to;

(iv)	that, since our inquiry on 7 November, 2003, no petition for an administration order in respect of Intelsat U.K. has been presented in any court in England and Wales;

(v)	that the certified copy of the register of members of Intelsat U.K. examined by us is complete and up-to-date; and

(vi)	that the Company does not conduct any activities, operations or business in the United Kingdom other than through:

(i)	Intelsat U.K. (the business of which is described in Schedule B); and

(ii)	engineers employed by Intelsat Global Service Corporation (a corporation organised under the laws of Delaware), who have been placed in the United Kingdom by Intelsat Global Service Corporation on a temporary basis for the sole purpose of observing and monitoring the construction, according to specification, of satellites which will form part of the Intelsat Ten Series of satellites.

Opinion

2. We are of the opinion that:

(i)	Intelsat U.K. is a company duly incorporated and validly existing with limited liability under English law;

(ii)	all of the issued shares in the capital of Intelsat U.K. are fully paid and are registered in the name of Intelsat (Bermuda), Ltd.;

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(iii)	all regulatory consents, approvals and filings required to be obtained or made by Intelsat U.K. with any applicable governmental or regulatory authority of the United Kingdom in order for Intelsat U.K. to conduct its business as described in Schedule B have been obtained or made; and

(iv)	no regulatory consents, approvals or filings are required to be obtained or made by the Company or Intelsat Global Service Corporation with any applicable governmental or regulatory authority of the United Kingdom in relation to the activities, operations and business described in paragraph 1(F) above.

Reservations

3. Our opinion is qualified by the following reservations and any matter of fact not disclosed to us:

(i)	our opinion is limited to the matters set out above;

(ii)	we do not express any opinion on European Community law as it affects any jurisdiction other than England and Wales; and

(iii)	we do not express any opinion in relation to any work permits or other similar or related consents, approvals or filings that may be required to be obtained or made to entitle the engineers referred to above to conduct the activities described in paragraph 1(F) above in the United Kingdom.

This opinion is addressed to those identified in Schedule A solely for their own benefit in connection with the Offering. It may not be relied upon by any person other than those identified in Schedule A or used for any other purpose and neither its contents nor its existence may be disclosed, without our prior written consent, to any person.

This opinion is to be construed in accordance with and is governed by English law.

Yours faithfully,

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SCHEDULE A

Initial Purchasers

Morgan Stanley & Co. Incorporated,
1585 Broadway,
New York, NY 10036.

Citigroup Global Markets Inc.,
388 Greenwich Street,
New York, NY 10013.

BNP Paribas Securities Corp.,
The Equitable Tower,
787 Seventh Avenue,
New York, NY 10019.

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SCHEDULE B

This Schedule sets out the operations and business of Intelsat U.K. following privatisation of INTELSAT.

Intelsat U.K. is responsible for final negotiation of certain contracts for provision of satellite capacity, execution of those contracts and billing of its customers. Sales enquiries from a number of regional support centres and field offices world-wide are forwarded to Intelsat U.K. for final negotiation and contract execution. Intelsat U.K. bills and collects for the services it provides and holds all accounts receivable for its customer contracts.